As filed with the Securities and Exchange Commission on March 15, 1999


                                                Securities Act File No. 33-42093
                                        Investment Company Act File No. 811-5510
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]

                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                         POST-EFFECTIVE AMENDMENT NO. 14                    [X]


                                     AND/OR


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     [ ]

                                AMENDMENT NO. 18                            [X]

                        (Check appropriate box or boxes)

                                   ----------

                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
               (Exact name of registrant as specified in charter)


    GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E. H. MORRISON, ESQ.
    GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077
               (Name and Address of Agent for Service of Process)


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.


              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

         [ ]     immediately upon filing pursuant to paragraph (b)

         [X]     on March 16, 1999 pursuant to paragraph (b)

         [ ]     60 days after filing pursuant to paragraph (a)(i)


         [ ]     on (date) pursuant to paragraph (a)(i)

         [ ]     75 days after filing pursuant to paragraph (a)(ii)

         [ ]     on (date) pursuant to paragraph (a)(ii) of Rule 485


      If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   ----------

Title of Securities Being Registered ............ Shares of Common Stock, $.001
                                                  par value per share.
================================================================================

FUND TYPE:
----------------------------------------
Global debt

INVESTMENT OBJECTIVE:
----------------------------------------
Total return, made up of
current income and capital
appreciation.

                                [GRAPHIC OMITTED]

Prudential
Intermediate Global
Income Fund, Inc.

----------------------------------------

PROSPECTUS: MARCH 16, 1999

As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's shares, nor has
the SEC determined that this prospectus
is complete or accurate. It is a                             [LOGO] Prudential
criminal offense to state otherwise.                                Investments

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


1    Risk/Return Summary
1    Investment Objective and Principal Strategies
1    Principal Risks
2    Evaluating Performance
4    Fees and Expenses

6    How the Fund Invests
6    Investment Objective and Policies
8    Other Investments
9    Derivative Strategies
10   Additional Strategies
11   Investment Risks

14   How the Fund is Managed
14   Manager
14   Investment Adviser
14   Portfolio Managers
15   Distributor
15   Year 2000 Readiness Disclosure

17   Fund Distributions and Tax Issues
17   Distributions
18   Tax Issues
19   If You Sell or Exchange Your Shares

21   How to Buy, Sell and Exchange Shares of the Fund
21   How to Buy Shares
29   How to Sell Your Shares
32   How to Exchange Your Shares

35   Financial Highlights
35   Class A Shares
36   Class B Shares
37   Class C Shares
38   Class Z Shares

39   The Prudential Mutual Fund Family

     For More Information (Back Cover)

--------------------------------------------------------------------------------
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.    TELEPHONE    (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


------------------------------------------

DID YOU KNOW...

A SUPRANATIONAL ORGANIZATION is formed
by the governments of different
countries to promote economic
development. The World Bank, the
European Investment Bank and the Asian
Development Bank are supranational
entities. Securities of
SEMI-GOVERNMENTAL ENTITIES are issued by
organizations owned by a national or
state government or are debts of a
political unit that are not backed by
the national government's credit and
taxing power. The Province of Ontario
and the City of Stockholm are examples
of semi-governmental entities.
------------------------------------------

This section highlights key information about PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC., which we refer to as "the Fund." Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek to MAXIMIZE TOTAL RETURN, made up of CURRENT INCOME and CAPITAL APPRECIATION. We invest primarily in income-producing debt securities issued or guaranteed by U.S. and foreign governments, supranational organizations, semi-governmental entities or government agencies or any of their political subdivisions or instrumentalities. As an "intermediate" fund, the Fund has a dollar weighted average maturity of between 3 and 10 years.

     We can also invest up to 35% of total assets in other kinds of income-producing securities. We look for investment-grade securities (BBB/Baa or above) denominated in U.S. dollars and foreign currencies. However, we can invest up to 10% of total assets in below investment-grade securities--also known as high yield or "junk" bonds.

     The Fund may use a variety of hedging strategies to protect the value of the Fund's investments, including derivatives and cross-currency hedges.

      Our approach to global investing focuses on country and currency selection. We look at fundamentals to identify relative value.

     While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The Fund invests in debt obligations which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation does not pay the Fund interest or repay principal. "Junk" bonds have more credit risk and tend to be less liquid than higher-rated securities. Market risk, which may affect an industry, a sector or the entire market, is the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of the bond, the more likely its value will decline.

     Since we invest in foreign securities, there are different risks than if we invested only in obligations of the U.S. government and U.S. corporations. The amount of income available for distribution may be affected by the Fund's foreign currency gains or losses and certain hedging activities of the Fund. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to U.S. issuers. In addition, changes in currency exchange rates can reduce or increase market performance.

     The Fund is nondiversified, meaning we can invest more than 5% of our assets in the securities of any one issuer. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

     Some of our investment strategies involve additional risk. The Fund may use risk management techniques to try to preserve assets or enhance return. These strategies may present above-average risks. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

      Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests-Investment Risks."

      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
2    PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE  (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.


ANNUAL RETURNS* (CLASS A SHARES)

--------------------------------------------------------------------------------------------------------------------

1989          1990      1991        1992       1993         1994        1995        1996          1997        1998
10.03%        7.10%     6.85%       3.59%      15.99%       -7.02%      24.01%      11.13%        4.42%       8.91%

BEST QUARTER: 9.84% (1st quarter of 1995) WORST QUARTER: (3.59)% (1st quarter of 1994)

--------------------------------------------------------------------------------------------------------------------

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.



AVERAGE ANNUAL RETURNS(1) (AS OF 12/31/98)
--------------------------------------------------------------------------------
                    1 YEAR     5 YEARS   10 YEARS(4)       SINCE INCEPTION
Class A shares       5.64%       7.17%         7.90%       7.80% (since 5-26-88)
Class B shares       5.39%       7.15%           N/A       7.76% (since 1-15-92)
Class C shares       6.31%         N/A           N/A       9.25% (since 8-1-94)
Class Z shares       9.07%         N/A           N/A       8.29% (since 9-13-96)
Morgan GBI(2)       15.31%       8.09%        11.87%        N/A(2)
Lipper Average(3)    6.23%       5.57%         7.58%        N/A(3)
--------------------------------------------------------------------------------



(1)  THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES.

(2) THE J. P. MORGAN GOVERNMENT BOND INDEX-GLOBAL (GBI) IS A MARKET-WEIGHTED INDEX OF THE TOTAL RETURN OF GOVERNMENT BONDS OF THE FOLLOWING NATIONS:
     AUSTRALIA, BELGIUM, CANADA, DENMARK, FRANCE, GERMANY, ITALY, JAPAN, THE NETHERLANDS, SPAIN, SWEDEN, THE UNITED KINGDOM AND THE UNITED STATES. THE GBI IS AN UNMANAGED INDEX AND IS TRADED, UNHEDGED AND MEASURED IN U.S. DOLLARS. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THE SECURITIES IN GBI MAY BE VERY DIFFERENT THAN THOSE IN THE FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. GBI RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.52% FOR CLASS A, 6.51% FOR CLASS B, 9.06% FOR CLASS C AND 8.43% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

(3) THE LIPPER GLOBAL INCOME AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER GLOBAL INCOME CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 9.00% FOR CLASS A, 8.57% FOR CLASS B, 7.85% FOR CLASS C AND 6.46% FOR CLASS Z SHARES. THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. SOURCE: LIPPER, INC.

(4)  PRIOR TO OCTOBER 7, 1991 THE FUND OPERATED AS A CLOSED-END INVESTMENT
     COMPANY.

--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


FEES AND EXPENSES


These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------
                                                     CLASS A     CLASS B     CLASS C   CLASS Z
Maximum sales charge (load) imposed on                    3%        None          1%      None
   purchases (as a percentage of offering price)

Maximum deferred sales charge (load)                    None          3%(2)       1%(3)   None
   (as a percentage of the lower of original
   purchase price or sale proceeds)

Maximum sales charge (load) imposed                     None        None        None      None
   on reinvested dividends and other
   distributions

Redemption fees                                         None        None        None      None

Exchange fee                                            None        None        None      None
-----------------------------------------------------------------------------------------------




ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------------------------
                                                     CLASS A     CLASS B     CLASS C   CLASS Z
Management fees                                         .75%        .75%        .75%      .75%
+ Distribution and service (12b-1) fees                 .30%(4)     .75%       1.00%(4)   None
+ Other expenses                                        .61%        .61%        .61%      .61%
= Total annual Fund operating expenses                 1.66%       2.11%       2.36%     1.36%
- Fee waiver or expense reimbursement                  -.05%(5)     None       -.25%      None
= Net annual Fund operating expenses                   1.61%       2.11%       2.11%     1.36%
-----------------------------------------------------------------------------------------------

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

(2) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE THIRD AND FOURTH YEARS AND 0% IN THE FIFTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY FIVE YEARS AFTER PURCHASE.

(3) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(4) FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A AND CLASS C SHARES TO .25% AND .75% OF THE AVERAGE DAILY NET ASSETS OF CLASS A AND CLASS C SHARES, RESPECTIVELY.

(5) PRIOR TO JANUARY 1, 1999, THE DISTRIBUTOR WAIVED .15 OF 1% OF ITS DISTRIBUTION AND SERVICE FEE FOR CLASS A SHARES. THE TABLE SHOWS CURRENT EXPENSES.


--------------------------------------------------------------------------------
4    PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE  (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration the Distributor's agreement to reduce distribution and service fees for Class A and Class C shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

                            1 YR           3 YRS           5 YRS          10 YRS
Class A shares              $449          $  803          $1,171          $2,202
Class B shares              $714          $1,013          $1,338          $2,421
Class C shares              $412          $  805          $1,325          $2,750
Class Z shares              $138          $  431          $  745          $1,635

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                            1 YR           3 YRS           5 YRS          10 YRS
Class A shares              $459            $803          $1,171          $2,202
Class B shares              $214            $713          $1,238          $2,421
Class C shares              $312            $805          $1,325          $2,750
Class Z shares              $138            $431          $  745          $1,635

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


          -------------------------------------
          On January 1, 1999, 11 of the
          15 member states of the
          European Union introduced the
          euro as a common currency.
          During a three-year
          transitional period, the euro
          will coexist with each
          participating state's
          currency. Beginning July 1,
          2002, the euro is anticipated
          to become the sole currency of
          the participating states.
          During the transition period,
          the Fund will treat the euro
          as a separate currency from
          that of any participating
          state.

          The conversion may adversely
          affect the Fund if the euro
          does not take effect as
          planned; if a participating
          state withdraws from the
          European Monetary Union; or if
          the computing, accounting and
          trading systems used by the
          Fund's service providers, or
          by entities with which the
          Fund or its service providers
          do business, are not capable
          of recognizing the euro as a
          distinct currency at the time
          of, and following, euro
          conversion. In addition, the
          conversion could cause markets
          to become more volatile.
          -------------------------------------


INVESTMENT OBJECTIVE AND POLICIES


The Fund's investment objective is to seek to maximize TOTAL RETURN, made up of CURRENT INCOME and CAPITAL APPRECIATION. This means we seek investments that will increase in value as well as pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.

      In pursuing our objective, we normally invest at least 65% of total assets in income-producing debt securities issued or guaranteed by U.S. and foreign governments, supranational organizations, semi-governmental entities or government agencies or any of their political subdivisions or instrumentalities. As a "global" fund, we usually invest in issuers from at least three different countries, including the U.S. We may invest in securities of developing countries, which may be subject to more abrupt or erratic market movements than those of developed countries.

      We can invest in securities in U.S. dollars and securities in foreign countries based on U.S. dollars or foreign currencies. We generally limit investments in particular currencies to 30% of the Fund's total assets, although we can go higher if we think a particular currency might significantly increase in value compared to the U.S. dollar. Also, the Fund may invest up to 65% of its total assets in securities denominated in the euro. The Fund may invest up to 50% of its total assets in securities denominated in Canadian, Japanese or British currencies. We won't invest more than 25% of total assets in securities of government entities from any one foreign country which are considered industries, however, government entities of national and local governments are considered separate industries.


--------------------------------------------------------------------------------
6  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


      The investment adviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many foreign fixed-income securities markets. In selecting portfolio securities, the investment adviser considers country and currency selection, economic conditions and interest rate fundamentals. The investment adviser also evaluates individual debt securities within each fixed income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

      Some government securities are backed by the full faith and credit of the issuing government which means that payment of principal and interest are guaranteed, but market value is not. Other government securities may be able to borrow from a centralized treasury and some government securities depend entirely on their own resources to repay their debt.

     We can also invest up to 35% of total assets in any combination of the following:

     o Up to 20% of total assets in investment-grade U.S. corporate debt securities

     o    Up to 10% of total assets in convertible securities

     o Up to 10% of total assets in common stock and warrants to buy common stocks when they are accompanied by debt securities

     o Up to 20% of total assets in obligations of foreign banks and foreign branches of U.S. banks

     o    Less than 10% in collateralized mortgage obligations

      We invest primarily in "investment-grade" securities. This means Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or another major rating service, have rated the securities within one of their four highest quality grades. Debt obligations in the four highest grades are regarded as investment-grade, but have speculative characteristics and are riskier than higher-rated securities. Up to 10% of the Fund's total assets may be invested in lower-rated securities, which are even riskier and are considered "speculative". These high-yield or "junk" bonds will have a minimum rating of B by Moody's or S&P or another major rating service at the time they are purchased. The Fund may continue to hold a security if it is later downgraded below B or is no longer rated by a major rating service. A rating is an assessment of the likelihood of timely repayment of interest and principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


market risk and they may at times lag behind the current financial conditions of a company. We may also invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

      The Fund has a dollar-weighted average maturity of between 3 and 10 years. We normally don't buy securities with a remaining maturity of more then 10 years. The maturity of a bond is simply the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in a portfolio and dividing by the number of bonds on a weighted basis.

      To increase return, we may sell options on U.S. and foreign government securities. The Fund may also use a variety of "hedging" strategies intended to help protect the value of the Fund's securities or to improve returns. These may include derivative transactions and cross-currency hedges which are described in more detail in the Fund's Statement of Additional Information.

      For more information about this Fund and its investments, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

      The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.


OTHER INVESTMENTS


In addition to the principal strategies, we may also make the following investments to try to increase the Fund's returns or protect its assets if market conditions warrant.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high-quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. government and its agencies. Investing heavily in these securities limits our ability to achieve capital appreciation but can help to preserve the Fund's assets when the bond markets are volatile.


--------------------------------------------------------------------------------
8  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


STRIPPED SECURITIES

The Fund can invest up to 10% of its total assets in "stripped securities," of U.S. and foreign government debt securities. Stripped securities are those with the principal and interest sold separately. The 10% limit also applies and is combined with the Fund's investment in similar U.S. and foreign government securities.


ADJUSTABLE/FLOATING RATE SECURITIES

The Fund can invest in adjustable or floating rate securities whose interest rate is calculated by reference to a specific index and is reset periodically. The value of adjustable or floating rate securities does not respond as quickly to changing interest rates as do fixed rate securities.

REPURCHASE AGREEMENTS

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

DERIVATIVE STRATEGIES


We may use various derivative strategies to try to improve the Fund's returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some benchmark investment--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

     Because we are a global fund and invest in securities denominated in different foreign currencies, we may use "currency hedges". Currency hedges can help protect the Fund's NAV from declining if a particular foreign currency were to decrease in value compared to the U.S. dollar.

     The Fund may invest without limit in commercial paper and other instruments that are "indexed" to certain specific foreign currency exchange rates. This means that the instrument's principal amount is adjusted upward or

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


downward (but not below zero) to reflect changes in the exchange rate between two currencies from the time the instrument is outstanding until it matures. When the Fund purchases one of these instruments, it pays with the currency in which the instrument is denominated and, at maturity, it receives interest and principal payments in the same currency. These instruments offer the potential for realizing gains as a result of changes in foreign currency exchange rates that can be used to hedge (or cross-hedge) against a decline in the U.S. dollar value of the investments while providing an attractive money market rate of return.

OPTIONS

The Fund may purchase and sell put and call options on securities and currencies traded on U.S. or foreign securities exchanges or on the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities and foreign currencies. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS;
FOREIGN CURRENCY FORWARD CONTRACTS

The Fund may purchase and sell financial futures contracts and related options on debt securities, aggregates of debt securities, financial indexes, U.S. government securities, corporate debt securities, foreign government securities and foreign currencies. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

      For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."


ADDITIONAL STRATEGIES


The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund


--------------------------------------------------------------------------------
10  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is "NONDIVERSIFIED," meaning it can invest more than 5% of its assets in the securities of any one issuer. The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


INVESTMENT RISKS


As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other investments the Fund may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

------------------------------
  INVESTMENT TYPE              -------------------------------------------------------------------
  % OF FUND'S TOTAL ASSETS           RISKS                             POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
                                 o    The Fund's share price,      o    Bonds have generally
  INCOME-PRODUCING SECURITIES         yield and total return            outperformed money
                                      will fluctuate in                 market instruments over
  AT LEAST 65%                        response to bond market           the long term with less
                                      movements                         risk than stock

                                 o    Credit risk--the default      o    Intermediate-term
                                      of an issuer would leave          securities may be less
                                      the Fund with unpaid              susceptible to loss of
                                      interest or principal.            principal than
                                      The lower a bond's                longer-term securities
                                      quality, the higher its
                                      potential volatility         o    Most bonds will rise in
                                                                        value when interest
                                 o    Market risk--the risk             rates fall
                                      that the market value of
                                      an investment may move       o    Regular interest income
                                      up or down, sometimes
                                      rapidly or                   o    Generally more secure
                                      unpredictably. Market             than stock since
                                      risk may affect an                companies must pay their
                                      industry, a sector, or            debts before paying
                                      the market as a whole             stockholders

                                 o    Interest rate risk--the      o    Investment-grade bonds
                                      value of most bonds will          have a lower risk of
                                      fall when interest rates          default
                                      rise; the longer a
                                      bond's maturity and the
                                      lower its credit
                                      quality, the more its
                                      value typically falls.
                                      It can lead to price
                                      volatility, particularly
                                      for junk bonds and
                                      stripped securities
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------



------------------------------
  INVESTMENT TYPE              -------------------------------------------------------------------
  % OF FUND'S TOTAL ASSETS           RISKS                             POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
                                 o    As a nondiversified          o    Bonds with longer
  INCOME-PRODUCING SECURITIES         fund, we will have                maturity dates typically
  (CONT'D)                            greater exposure to loss          have higher yields
                                      from a single issuer
                                                                   o    Principal and interest
                                 o    Not all government                on government securities
                                      securities are insured            may be guaranteed by the
                                      or guaranteed by the              issuing government
                                      government but only by
                                      the issuing agency           o    Junk bonds offer higher
                                                                        yields and higher
                                 o    Junk bonds (rated BB/Ba           potential gains
                                      or lower) have a higher
                                      risk of default, tend to
                                      be less liquid and may
                                      be more difficult to
                                      value
--------------------------------------------------------------------------------------------------
                                 o    Foreign markets,            o     Investors can
  FOREIGN SECURITIES                  economies and political           participate
                                      systems may not be as             in foreign markets and
  PERCENTAGE VARIES                   stable as in the U.S.,            companies operating in
                                      particularly those in             those markets
                                      developing countries
                                                                   o    Changing value of
                                 o    Currency risk--changing           foreign currencies
                                      values of foreign
                                      currencies                   o    Opportunities for
                                                                        diversification
                                 o    Debt securities issued by
                                      supranational organizations
                                      or semi-governmental issuers
                                      may be backed by limited assets
                                      in the event of default

                                 o    May be less liquid than
                                      U.S. stocks and bonds

                                 o    Differences in foreign
                                      laws, accounting
                                      standards, public
                                      information, custody and
                                      settlement practices

                                 o    Year 2000 conversion may
                                      be more of a problem for
                                      some foreign issuers

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
12  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


------------------------------
  INVESTMENT TYPE              -------------------------------------------------------------------
  % OF FUND'S TOTAL ASSETS           RISKS                             POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
                                 o    Derivatives such as          o    The Fund could make
  DERIVATIVES                         futures, options and              money and protect
                                      foreign currency forward          against losses if the
  PERCENTAGE VARIES                   contracts may not fully           investment analysis
                                      offset the underlying             proves correct
                                      positions and this could
                                      result in losses to the      o    Derivatives that involve
                                      Fund that would not have          leverage could generate
                                      otherwise occurred                substantial gains at low
                                                                        cost
                                 o    Derivatives used for
                                      risk management may not      o    One way to manage the
                                      have the intended                 Fund's risk/return
                                      effects and may result            balance is to lock in
                                      in losses                         the value of an
                                      or missed opportunities           investment ahead of time

                                 o    The other party to a         o    May be used to hedge
                                      derivatives contract              against changes in
                                      could default                     currency exchange rates

                                 o    Derivatives that involve
                                      leverage could magnify
                                      losses

                                 o    Certain types of
                                      derivatives involve
                                      costs to the Fund that
                                      can reduce returns

--------------------------------------------------------------------------------------------------
                                 o    More volatile than           o    Value rises faster when
  STRIPPED SECURITIES                 securities that have not          interest rates fall
                                      separated principal and
  UP TO 10%                           interest

--------------------------------------------------------------------------------------------------
                                 o    May be difficult to          o    May offer a more
  ILLIQUID SECURITIES                 value precisely                   attractive yield or
                                                                        potential for growth
  UP TO 15% OF NET ASSETS        o    May be difficult to sell          than more widely traded
                                      at the time or price              securities
                                      desired

--------------------------------------------------------------------------------------------------
                                 o    Limits potential for         o    May preserve the Fund's
  MONEY MARKET INSTRUMENTS            capital appreciation              assets

  UP TO 100% ON A TEMPORARY      o    See credit risk and
  BASIS                               market risk

--------------------------------------------------------------------------------------------------
                                 o    Value lags value of          o    Can take advantage of
  ADJUSTABLE/FLOATING RATE            fixed rate securities             rising interest rates
  SECURITIES                          when interest rates
                                      change
  PERCENTAGE VARIES

--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------


BOARD OF DIRECTORS

The Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of each Fund.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

     Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .75 of 1% of the Fund's average net assets.

     As of January 31, 1999, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.7 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. Prudential Investments has entered into a service agreement with PRICOA Asset Management Ltd. (PRICOA), a subsidiary of The Prudential Insurance Company of America, for the provision of investment advisory services to the Fund and compensates PRICOA for its reasonable costs and expenses in providing such services. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and PRICOA and reimburses Prudential Investments for its reasonable costs and expenses.

     PRICOA, an indirect wholly owned subsidiary of Prudential, is located at Cutlers Court, 115 Houndsditch, London EC3A 7BR England. It was incorporated under U.K. law in January 1997, and as of December 31, 1998, had approximately $2.58 billion under management.

--------------------------------------------------------------------------------
14  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE  (800) 225-1852

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------


PORTFOLIO MANAGERS

Prudential Investments Fixed Income Group is organized into teams that specialize by sector. The Fixed Income Investment Policy Committee which is comprised of senior investment staff from each sector team provides guidance to teams regarding duration risk, asset allocations and general risk parameters. The portfolio managers contribute security selection within those guidelines. The Fund has been co-managed by J. GABRIEL IRWIN and SIMON WELLS SINCE APRIL 1995.

     Gabriel Irwin and Simon Wells both joined Prudential Investments in April 1995 to lead the Global Fixed Income Group and have been co-managing the Fund since then. Before joining Prudential they were Senior Vice Presidents and portfolio managers at Smith Barney Global Capital Management in London. The portfolio manages use a fundamental approach to international bond investing. They analyze worldwide macroeconomic, political and social events and trends searching for opportunities they believe will offer attractive yields as well as the potential for price appreciation.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


YEAR 2000 READINESS DISCLOSURE

The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------


Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

     Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

--------------------------------------------------------------------------------
16  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE  (800) 225-1852

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.


      Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

      The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


The Fund declares daily and distributes DIVIDENDS of any net investment income to shareholders typically every month. For example, if the Fund owns Utopia government bonds and the bond pays income, the Fund will pay out a portion of this income to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.


      The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders--


      The Fund also distributes realized NET CAPITAL GAINS to shareholders--typically once a year--which are generated when the Fund sells its assets for a profit. For example, if the Fund bought Utopia government bonds for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.


      For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.


      Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES

If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions, or, if federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends


--------------------------------------------------------------------------------
18  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE (800) 225-1852

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES

---------------------------------------------------------
      [GRAPHICAL REPRESENTATION OF CHART]

                     +$ CAPITAL GAIN
RECEIPTS                (TAXES OWED)
FROM SALE            OR
                     -$ CAPITAL LOSS
                        (offset against gain)

---------------------------------------------------------

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


      Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

      Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

AUTOMATIC CONVERSION OF CLASS B SHARES


We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately five years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Five Years" in the next section.


--------------------------------------------------------------------------------
20  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within four years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following:

     o    The amount of your investment

     o The length of time you expect to hold the shares and the impact of the varying distribution fees

--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


     o The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

     o Whether you qualify for any reduction or waiver of sales charges o The fact that Class B shares automatically convert to Class A shares approximately five years after purchase

     o    Whether you qualify to purchase Class Z shares.

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

---------------------------------------------------------------------------------------------
                              CLASS A           CLASS B            CLASS C            CLASS Z
Minimum purchase              $1,000            $1,000             $2,500             None
   amount (1)

Minimum amount for            $100              $100               $100               None
   subsequent purchases (1)

Maximum initial               3% of the public  None               1% of the public   None
   sales charge                offering price                      offering price

Contingent Deferred           None              If sold during:    1% on sales        None
   Sales Charge (CDSC) (2)                      Year 1,  3%        made within
                                                Year 2,  2%        18 months
                                                Year 3,  1%        of purchase (2)
                                                Year 4,  1%
                                                Year 5,  0%

Annual distribution           .30 of 1%         .75 of 1%          1% (.75 of 1%      None
   and service (12b-1)        (.25 of 1%                           currently)
   fees shown as a            currently)
   percentage of average
   net assets (3)
---------------------------------------------------------------------------------------------


(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."

(2) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORe NOVEMBER 2, 1998, HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.

(3) THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE
     FEE), FOR CLASS B SHARES IS LIMITED TO .75 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS C SHARES.

--------------------------------------------------------------------------------
22   PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE  (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------------------
                                SALES CHARGE AS %        SALES CHARGE AS %         DEALER
AMOUNT OF PURCHASE              OF OFFERING PRICE       OF AMOUNT INVESTED       REALLOWANCE
Less than $100,000                   3.00%                    3.09%                2.75%
$100,000 to $499,000                 2.50%                    2.56%                2.25%
$500,000 to $999,999                 2.00%                    2.04%                1.75%
1 million and above *                 None                     None                None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

     To satisfy the purchase amounts above, you can:

     o    Insert with an eligible group of related investors

     o Buy the Class A shares of two or more Prudential mutual funds at the same time

     o Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     o Sign a LETTER OF INTENT, stating in writing that you or a group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential mutual funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi" trust, or a nonqualified deferred compensation plan sponsored by an employer that has a

--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


tax qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

     Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     o Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services

     o Mutual Fund "supermarket" programs, where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

--------------------------------------------------------------------------------
24   PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE  (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     o    Purchase your shares through an account at Prudential Securities

     o    Purchase your shares through an ADVANTAGE Account or an Investor

     o Account with Pruco Securities Corporation o Purchase your shares through another broker.

     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.


QUALIFYING FOR CLASS Z SHARES

Class Z shares of the Fund can be purchased by any of the following:

     o Any Benefit Plan as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets

     o Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option

     o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option

     o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and, as of September 20, 1996 were either Class Z shareholders of the Prudential mutual funds or executed a letter of intent to purchase Class Z shares of the Prudential mutual funds

     o Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)

     o Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan

--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


     o    Prudential with an investment of $10 million or more

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 3% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY FIVE YEARS

If you buy Class B shares and hold them for approximately five years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

     When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

--------------------------------------------------------------------------------
26   PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE  (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


---------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes
every day because the value of a fund's
portfolio changes constantly. For
example, if Fund XYZ holds Utopia
government bonds in its portfolio and
the price of Utopia government bonds
goes up while the value of the fund's
other holdings remains the same and
expenses don't change, the NAV of Fund
XYZ will increase.
---------------------------------------

     We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. Because we are a global fund, the NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we

--------------------------------------------------------------------------------
28   PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE  (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------

will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

     When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

     If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution.

--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within four years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     o Amounts representing shares you purchased with reinvested dividends and distributions

     o Amounts representing the increase in NAV above the total amount of payments for shares made during the past four years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     o Amounts representing the cost of shares held beyond the CDSC period (four years for Class B shares and 18 months for Class C shares).

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 3% in the first year, 2% in the second, 1% in the third, 1% in the fourth and 0% in the fifth year. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year for Class C shares if purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

--------------------------------------------------------------------------------
30   PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE  (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     o After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     o To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     o    On certain sales from a Systematic Withdrawal Plan

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), the Guaranteed Insulated Separate Account (a separate account offered by Prudential) and shares of The Stable Value Fund (an unaffiliated bank collective fund).

OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.


REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other tax-deferred plan or account.


90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the


--------------------------------------------------------------------------------
32   PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE  (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately four years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

     Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

     If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any

--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Fund
--------------------------------------------------------------------------------


securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


--------------------------------------------------------------------------------
34   PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE  (800) 225-1852

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



-----------------------------------------------
  CLASS A SHARES (FISCAL YEARS ENDED 12-31)
------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE               1998(1)     1997(1)     1996      1995(2)      1994
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR            $7.91       $8.34      $8.30       $7.32      $8.43
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           .49         .54        .56         .52        .50
  Net realized and unrealized gain
   (loss) on investments and foreign              .19       (.18)        .33        1.20     (1.09)
   currency transactions
  TOTAL FROM INVESTMENT OPERATIONS                .68         .36        .89        1.72      (.59)
------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:

  Dividends from net investment income          (.50)       (.54)      (.56)       (.52)      (.29)
  Distributions in excess of net                   __       (.25)      (.29)       (.22)         --
   investment income
  Distributions from capital gains                 --          --         --          --      (.01)
  Tax return of capital distributions              --          --         --          --      (.22)
  TOTAL DISTRIBUTIONS                           (.50)       (.79)      (.85)       (.74)      (.52)
  NET ASSET VALUE, END OF YEAR                  $8.09       $7.91      $8.34       $8.30      $7.32
  TOTAL RETURN(2)                               8.91%       4.42%     11.13%      24.01%    (7.02)%
------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       1998        1997       1996        1995       1994
------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)              $126,191    $137,799   $165,829    $181,985   $207,153
  Average net assets (000)                   $130,686    $153,168   $169,219    $200,759   $262,882
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees         1.51%       1.41%      1.40%       1.40%      1.46%
  Expenses, excluding distribution fees         1.36%       1.26%      1.25%       1.25%      1.31%
  Net investment income                         6.11%       6.62%      6.55%       6.09%      6.04%
  Portfolio turnover                              35%         40%        45%        220%       554%
------------------------------------------------------------------------------------------------------


(1)  CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.

------------------------------------------------
  CLASS B SHARES (FISCAL PERIODS ENDED 12-31)
------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE               1998(1)     1997(1)     1996       1995(1)     1994
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR            $7.92       $8.34      $8.31       $7.33      $8.44
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           .44         .50        .53         .47        .45
  Net realized and unrealized gain
   (loss) on investments and foreign              .19       (.18)        .30        1.20     (1.09)
   currency transactions
  TOTAL FROM INVESTMENT OPERATIONS                .63         .32        .83        1.67      (.64)
------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.45)       (.50)      (.53)       (.47)      (.26)
  Distributions in excess of net                   __       (.24)      (.27)       (.22)         --
   investment income
  Distributions from capital gains                 --          --         --          --      (.01)
  Tax return of capital distributions              --          --         --          --      (.20)
  TOTAL DISTRIBUTIONS                           (.45)       (.74)      (.80)       (.69)      (.47)
  NET ASSET VALUE, END OF YEAR                  $8.10       $7.92      $8.34       $8.31      $7.33
  TOTAL RETURN(2)                               8.39%       3.80%     10.36%      23.25%    (7.69)%
------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       1998        1997       1996        1995       1994
------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                $5,950      $8,896    $12,987     $17,317    $22,906
  Average net assets (000)                     $7,872     $11,377    $15,491     $19,336    $31,835
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees         2.11%       2.01%      2.00%       2.00%      2.07%
  Expenses, excluding distribution fees         1.36%       1.26%      1.25%       1.25%      1.31%
  Net investment income                         5.51%       6.04%      5.94%       5.49%      5.44%
  Portfolio turnover                              35%         40%        45%        220%       554%
------------------------------------------------------------------------------------------------------


(1)  CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE YEAR.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

--------------------------------------------------------------------------------
36  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE (800) 225-1852

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


-------------------------------------------------
  CLASS C SHARES (FISCAL PERIODS ENDED 12-31)
------------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE               1998(2)     1997(2)     1996      1995(2)    1994(1)
------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR            $7.92       $8.34      $8.31       $7.33      $7.69
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                           .44         .50        .53         .47        .14
  Net realized and unrealized gain
   (loss) on investments and foreign              .19       (.18)        .30        1.20      (.32)
   currency transactions
  TOTAL FROM INVESTMENT OPERATIONS                .63         .32        .83        1.67      (.18)
------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:

  Dividends from net investment income          (.45)       (.50)      (.53)       (.47)      (.10)
  Distributions in excess of net                   __       (.24)      (.27)       (.22)         --
   investment income
  Tax return of capital distributions              __          --         --          --      (.08)
  TOTAL DISTRIBUTIONS                           (.45)       (.74)      (.80)       (.69)      (.18)
  NET ASSET VALUE, END OF YEAR                  $8.10       $7.92      $8.34       $8.31      $7.33
  TOTAL RETURN(3)                               8.39%       3.80%     10.36%      23.25%    (2.44)%
------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                       1998        1997       1996        1995       1994
------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                  $316        $198       $190         $13      $193(4)
  Average net assets (000)                       $251        $213       $110         $11      $197(4)
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees         2.11%       2.01%      2.00%       2.00%     1.05%(5)
  Expenses, excluding distribution fees         1.36%       1.26%      1.25%       1.25%      .30%(5)
  Net investment income                         5.51%       6.25%      6.02%       5.49%     3.30%(5)
  Portfolio turnover                              35%         40%        45%        220%       554%
------------------------------------------------------------------------------------------------------


(1) FOR THE PERIOD FROM 8-1-94 (WHEN CLASS C SHARES WERE FIRST OFFERED) THROUGH 12-31-94.

(2)  CALCULATED BASED UPON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

(4)  FIGURES ARE ACTUAL AND NOT ROUNDED TO THE NEAREST THOUSAND.

(5)  ANNUALIZED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


-----------------------------------------------------
  CLASS Z SHARES (FISCAL PERIODS ENDED 12-31)
------------------------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                            1998(2)      1997(2)       1996(1)
------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR                         $7.91        $8.34         $8.39
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                        .50          .55           .32
  Net realized and unrealized gain (loss)
   on investment and foreign currency transactions             .19        (.18)           .12
  TOTAL FROM INVESTMENT OPERATIONS                             .69          .37           .44
------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                       (.51)        (.55)         (.32)
  Distributions in excess of net investment income              __        (.25)         (.17)
  TOTAL DISTRIBUTIONS                                        (.51)        (.80)         (.49)
  NET ASSET VALUE, END OF YEAR                               $8.09        $7.91         $8.34
  TOTAL RETURN(2)                                            9.07%        4.57%         5.21%
------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                                    1998         1997          1996
------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000)                            $4,251       $2,518          $341
  Average net assets (000)                                 $3,403       $1,668          $142
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees                      1.36%        1.26%        1.11%(3)
  Expenses, excluding distribution fees                      1.36%        1.26%        1.11%(3)
  Net investment income                                      6.26%        6.76%        6.94%(3)
  Portfolio turnover                                           35%          40%           45%
------------------------------------------------------------------------------------------------


(1) FOR THE PERIOD FROM 9-13-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 12-31-96.

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.

(3)  ANNUALIZED.

--------------------------------------------------------------------------------
38  PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.   TELEPHONE (800) 225-1852

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
   Nicholas-Applegate Growth Equity Fund

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   Prudential Active Balanced Fund

GLOBAL FUNDS

GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
   Global Series
   International Stock Series
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
   Limited Maturity Portfolio
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
                                                                              39

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

BOND FUNDS

TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Short-Intermediate Term Series
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   Prudential Bond Market Index Fund
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
   Income Portfolio

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Series
   California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
   High Income Series
   Insured Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS Fund, Inc.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   Liquid Assets Fund
   National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   Money Market Series
   U.S. Treasury Money Market Series
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
   Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
   Institutional Money Market Series


--------------------------------------------------------------------------------
40   PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.  TELEPHONE (800) 225-1852

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
  SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:

http://www.prudential.com

--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
  (incorporated by reference into
  this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  1(800) SEC-0330)

Via the Internet:

http://www.sec.gov

--------------------------------------------------------------------------------

CUSIP Numbers:
Class A Shares--74435G-20-3
Class B Shares--74435G-30-2
Class C Shares--74435G-40-1
Class Z Shares--74435G-50-0
Investment Company Act File No: 811-5510

MF155A                                  [RECYCLE LOGO] Printed on Recycled Paper

                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.


                       Statement of Additional Information
                              dated March 16, 1999

      Prudential Intermediate Global Income Fund, Inc. (the Fund) is an open-end, non-diversified, management investment company. The Fund's investment objective is to seek to maximize total return, made up of current income and capital appreciation. There can be no assurance that the Fund's investment objective will be achieved. Investing in foreign government securities, options and futures contracts involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. government securities.


      The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


      This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Fund's Prospectus, dated March 16, 1999, a copy of which may be obtained from the Fund at the address noted above.


                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
Fund History ........................................................    B-2
Description of the Fund, Its Investments and Risks ..................    B-2
Investment Restrictions .............................................    B-20
Management of the Fund ..............................................    B-21
Control Persons and Principal Holders of Securities .................    B-24
Investment Advisory and Other Services ..............................    B-25
Brokerage Allocation and Other Practices ............................    B-29
Capital Shares, Other Securities and Organization ...................    B-30
Purchase, Redemption and Pricing of Fund Shares .....................    B-31
Shareholder Investment Account ......................................    B-41
Net Asset Value .....................................................    B-46
Taxes, Dividends and Distributions ..................................    B-46
Performance Information .............................................    B-49
Organization and Capitalization .....................................    B-50
Financial Statements ................................................    B-51
Report of Independent Accountants ...................................    B-64
Appendix A--Description of Security Ratings .........................    A-1
Appendix I--General Investment Information ..........................    I-1
Appendix II--Historical Performance Data ............................    II-1
Appendix III--Information Relating to Prudential ....................    III-1

==============================================================================

MF155B

                                  FUND HISTORY

      Prudential Intermediate Global Income Fund, Inc. was incorporated under the laws of Maryland on March 15, 1988 under the name "The Prudential Intermediate Income Fund, Inc." as a closed-end, non-diversified, management investment company. The Fund operated as a closed-end fund prior to October 7, 1991. On August 8, 1991, shareholders approved open-ending the Fund and changing the Fund's name to "Prudential Intermediate Global Income Fund, Inc." and, since October 7, 1991, the Fund has operated as an open-end fund.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION.


      The Fund is a "nondiversified" management investment company and may invest more than 5% of its total assets in the securities of one or more issuers. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a nondiversified portfolio.


(B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS


      The Fund's investment objective is to seek to maximize total return, made up of current income and capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.


FOREIGN SECURITIES


      Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include but are not limited to securities traded in the form of American Depositary Receipts and American Depositary Shares. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid and more volatile than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

      Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political, economic or social instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

      The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S., and foreign securities markets may be less liquid and more volatile than in the U.S. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

      The Fund invests in foreign government debt securities of developed countries and developing or emerging market countries whose governments the investment adviser believes to be stable. Foreign government securities may be denominated in U.S. dollars or in foreign currencies.

      An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. Companies in emerging markets may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Investing in the fixed-income markets of emerging market countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

      The Fund may invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank, the European Coal and Steel Community, and the Asian Development Bank. The Fund may invest in debt securities issued by "semi-governmental entities" such as entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

      The Fund may also invest in mortgage-backed securities issued or guaranteed by foreign government entities, including semi-governmental entities and Brady Bonds, which are long-term bonds issued by foreign government entities in developing countries as part of a restructuring of their commercial loans.

      The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (1) obligations from which the interest coupons have been stripped (principal only); (2) the interest coupons that are stripped (interest only); (3) book-entries at a bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. government securities, the Fund will not invest more than 10% of its total assets in such securities.

      A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These currency fluctuations can result in gains or losses for the Fund. For example, if a foreign security increases in value as measured in its currency, an increase in value of the U.S. dollar, relative to the currency in which the foreign security is denominated can offset some or all of such gains. These currency changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss and could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, and government intervention, speculation and other economic and political conditions. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.


      The Fund's interest income from foreign government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on foreign government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions."

      Returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-currency hedge involving a forward currency contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

      If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies" below.

      SPECIAL CONSIDERATIONS IN INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

      The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union, or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

      The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

      The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expense relating to these actions.

FIXED INCOME SECURITIES

      The Fund may invest in medium grade securities (i.e., rated Baa by Moody's, BBB by S&P's or comparably rated by another NRSRO) and up to 10% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's, lower than BBB by S&P's or comparably rated by another NRSRO). The Fund may also invest in unrated securities deemed to be of equivalent quality by the investment adviser. However, the Fund will not purchase a security rated lower than B by Moody's or S&P or comparably rated by another NRSRO, or if unrated, deemed to be of equivalent quality by the investment adviser. Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


      Generally, lower-rated securities and unrated securities of comparable quality, commonly referred to as junk bonds (i.e., securities rated lower than Baa by Moody's or BBB by S&P's or comparably rated by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (1) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties of major risk exposures to adverse conditions and (2) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager, the Subadviser and the Directors, in evaluating the creditworthiness of an issuer whether rated or unrated, takes various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.

      In addition, the market value of securities in lower-rated categories is more volatile than of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

      Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

      Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sales of these securities by the Fund, but the Subadviser will consider this event in its determination of whether the Fund should continue to hold the securities.


      During the year ended December 31, 1998, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                                               PERCENTAGE OF
                    RATING                   TOTAL INVESTMENTS
                    ------                   -----------------
                   AAA/Aaa          =                 %
                   AA/Aa            =
                   A/A              =
                   BBB/Baa          =
                   BB/Ba            =
                   B/B              =
                   CCC/Caa          =
                   CC/Ca            =
                   Unrated          =

U.S. GOVERNMENT SECURITIES


      U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury Securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

      OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

      Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

      The Fund may invest in component parts of U.S. government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. government securities. Combined with investments in similar foreign government and semi-government entity securities, the Fund will not invest more than 10% of its total assets in such securities.

      SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of the Fund.

      At a time when the Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distributions. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

      MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY
      U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES.

      The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC Certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Fund's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

      In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund may also invest in certain mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

      The Fund will invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

      FHLMC SECURITIES. The FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

      ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and FRMs is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.


      FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.


      COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations
(CMOs) are debt obligations collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICS and multi-class pass-through securities.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

      SPECIAL CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES. The underlying mortgages which collateralize the ARMs, CMOs and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. In addition, because of pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.


      The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.


      Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayment of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely response to changes in interest rates than short- or intermediate-term securities.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES


      The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of put and call options on securities and foreign currencies, foreign currency forward contracts, futures contracts and options on such contracts (including interest rate futures contracts and currency futures contracts and options thereon). The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.


      OPTIONS ON SECURITIES


      The Fund may purchase and write (that is sell) put and call options on debt securities, aggregates of debt securities or indices of prices thereof, other financial indices, U.S. and foreign government debt securities and currencies. These may include options and currencies traded on U.S. or foreign exchanges and options and currencies traded on U.S. or foreign over-the-counter markets (OTC Options) to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio.

      The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities on securities and foreign currencies it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

      A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strick price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

      A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities for more than their current-market price.

      The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other securities or currencies which The Prudential Investment Corporation, doing business as Prudential Investments (Prudential Investments), and PRICOA Asset Management Ltd. (PRICOA, and collectively with Prudential Investments, the Subadviser or investment adviser) believes may move in the same direction as those portfolio securities. If the Subadviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Subadviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.


      The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other debt securities which the Subadviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received from writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.


      The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.


      The Fund may also buy and write straddles (i.e., a combination of a call and put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and call.) In such cases, the Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and put on the same security at the same price where the call and put are covered by different securities is not considered a straddle for purposes of this limit.


      The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option.

      Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


      Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the Exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while OTC options may not. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.


      OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


      The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other illiquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

      There is no limitation on the amount of covered call options the Fund may write. The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.


      SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS


      ON TREASURY BONDS AND NOTES. Because trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

      ON TREASURY BILLS. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will segregate with its Custodian Treasury bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

      ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA Certificates in the over-the-counter market and, to the extent available, on any exchange.


      Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered or substitute cover.

      A GNMA Certificate held by the Fund to cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the Certificate with a Certificate which represents cover. When the Fund closes its option position or replaces the Certificate, it may realize an unanticipated loss and incur transaction costs.

      OPTIONS ON CURRENCIES

      Instead of purchasing or selling futures or foreign currency forward contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in the over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above.


      FOREIGN CURRENCY FORWARD CONTRACTS


      The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The risk of shifting of a foreign currency forward contract will be substantially the same as a futures contract having similar terms.

      The Fund's transactions in foreign currency forward contracts will be limited to risk management involving either specific transactions or portfolio positions. Transaction risk management is the forward purchase or sale of currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position risk management is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency. The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and that the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar.

      Although there are no limits on the number of forward contracts that the Fund may enter into, the Fund may not position "hedge" (including cross "hedges") with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the assets segregated declines, additional assets will be segregated so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

      The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

      The Fund will not enter into forward contracts to purchase or sell currency if, as a result thereof, the net market value of all such contracts exceeds 5% of the Fund's net assets.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      The Fund may enter into futures contracts and options on futures contracts which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). These futures contracts and related options will be on debt securities, aggregates of debt securities, financial indices, U.S. government securities, (or those backed by the full faith and credit of the U.S. government), corporate debt securities and certain foreign government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

      The Fund may not purchase or sell futures contracts and related options to attempt to enhance return or for risk management purposes, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options without limitation. for BONA FIDE hedging purposes in accordance with regulations of the Commodity Futures Trading Commission (CFTC) (i.e., to reduce certain risks of investments). The total contract value of all futures contracts sold will not exceed the total market value of the Fund's investments.

      Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums on such non-hedging transactions do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market values of the Fund's investments.

      The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

      The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with the Fund's Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option or if it segregates with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be segregated.



 INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

      The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will segregate with the Fund's Custodian cash or other liquid assets in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts sufficient to cover the Fund's obligations with respect to such futures contracts.

      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.


      In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


 CURRENCY FUTURES AND OPTIONS THEREON


      Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and the investment adviser expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

      The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

      As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated where the values of such different currencies (VIS-A-VIS the U.S. dollar) historically have a high degree of positive correlation.

      RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

      Participation in the options and futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include:
(1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

      The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to the opinions will continue to make a market for such options.

      ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND CURRENCIES,
      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      Certain of the options, futures contracts and options thereon purchased or sold by the Fund may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and
(5) lesser trading volume.

      Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this could limit the ability of the Fund fully to protect against these risks. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

      An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by a securities exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or clearing organization may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or a particular class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

      SPECIAL RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

      At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.


      SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON


      Certain risks are inherent in the Fund's use of futures contracts and options on futures. One such risk arises because the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities hedged or used for cover will not be perfect. Another risk is that the price of futures contracts or options on futures may not move inversely with changes in interest rates. If the Fund has sold futures contracts to hedge securities held by the Fund and the value of the futures position declines more than the price of such securities increases, the Fund will realize a loss on the futures contracts which is not completely offset by the appreciation in the price of the hedged securities. Similarly, if the Fund has written a call on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.


      The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.


      Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses. In such event, it may not be possible for the Fund to close out a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).

      Successful use of futures contracts and options thereon and forward contracts by the Fund depends significantly on the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

      Pursuant to the requirements of the Commodity Exchange Act, as amended, all U.S. futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

    LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS
    AND OPTIONS ON FUTURES CONTRACTS


      The Fund will engage in transactions in futures contracts and options thereon only to seek to reduce certain risks of its investments and to attempt to enhance return in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

      In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums therefor exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for BONA FIDE hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.

      CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

      When the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of all contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given contract.

      The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, if may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


ILLIQUID SECURITIES


      The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

      The staff of the Securities and Exchange Commission (SEC) has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." The Fund will also treat non-U.S. government interest-only and principal-only mortgage-backed security strips as illiquid so long as the staff of the Commission maintains its position that such securities are illiquid.


REPURCHASE AGREEMENTS


      The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund does not currently intend to invest in repurchase agreements whose maturities exceed one year. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized by U.S. government obligations in an amount at least equal to the resale prices. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

      The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Directors. The investment adviser will monitor the creditworthiness of such parties under the general supervision of the Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.


      The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

      The Fund may enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

      Reverse repurchase agreements involve sales by the Fund of securities concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

      Dollar rolls involve sales by the Fund of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


      The Fund will establish a segregated account with its Custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

      Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowing." The Fund does not presently intend to enter into reverse repurchase agreements or dollar rolls.


INTEREST RATE SWAP TRANSACTIONS

      The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 5% of the Fund's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used. The Fund does not presently intend to enter into interest rate swap transactions.


SHORT SALES AGAINST-THE-BOX

      The Fund may make short sales against-the-box in which the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

SECURITIES LENDING

      The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan.

BORROWING

      The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage of borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

ZERO COUPON BONDS

      The Fund may invest up to 5% of its total assets in zero coupon securities. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit investment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and consequently its current income may be reduced.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


SEGREGATED ASSETS


      The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets, equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


(D) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

      When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and short-term obligations issued or guaranteed by the U.S. government and its agencies. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(E) PORTFOLIO TURNOVER


      The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gain as compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

      The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

      The Fund may not:

       1. Invest 25% or more of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.

       2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make deposits on margin in connection with futures contracts and options.

       3. Purchase securities of other investment companies, except in accordance with applicable limits under the Investment Company Act.

       4. Make short sales of securities or maintain a short position, with the exception of "short sales against the box," provided that not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

       5. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary or extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swaps, reverse repurchase agreements or dollar roll transactions, options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be a pledge of assets or the issuance of a senior security; and neither such arrangements, the purchase or sale of interest rate futures contracts or other financial futures contracts or the purchase or sale of related options nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

       6. Buy or sell commodities, commodity contracts, real estate or interests in real estate (including mineral leases or rights), except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies and forward contracts and options in foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.

       7. Make loans (except that purchases of debt securities in accordance with the Fund's investment objective and policies and loans of portfolio securities and repurchase agreements are not considered by the Fund to be "loans").

       8. Make investments for the purpose of exercising control or management over the issuers of any security.

       9. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                                       MANAGEMENT OF THE FUND

                                 POSITION                      PRINCIPAL OCCUPATIONS
NAME AND ADDRESS**               WITH FUND                      DURING PAST 5 YEARS
------------------               ---------                      -------------------
Edward D. Beach (74)             Director       President and Director of BMC Fund, Inc., a closed-end
                                                   investment company; formerly Vice Chairman of
                                                   Broyhill Furniture Industries, Inc.; Certified
                                                   Public Accountant; Secretary and Treasurer of
                                                   Broyhill Family Foundation, Inc.; Member of the
                                                   Board of Trustees of Mars Hill College and Director
                                                   or Trustee of 44 funds within the Prudential Mutual
                                                   Funds.

Delayne Dedrick Gold (60)        Director       Marketing and Management Consultant and Director or Trustee
                                                   of 44 funds within the Prudential Mutual Funds.

*Robert F. Gunia (52)            Vice           Vice President (since September 1997) of the Prudential
                                 President         Insurance Company of America (Prudential); Executive Vice
                                 and Director      President and Treasurer (since December 1996), Prudential
                                                   Investments Fund Management LLC (PIFM); Senior Vice President
                                                   (since March 1987) of Prudential Securities
                                                   Incorporated (Prudential Securities); formerly Chief
                                                   Administrative Officer (July 1990-September 1996),
                                                   Director (January 1989-September 1996) and Executive
                                                   Vice President, Treasurer and Chief Financial Officer
                                                   (June 1987-September 1996) of Prudential Mutual Fund
                                                   Management, Inc. (PMF); Vice President and Director
                                                   of The Asia Pacific Fund, Inc. (since May 1989) and
                                                   Director or Trustee of 44 funds within the Prudential
                                                   Mutual Funds.

Douglas H. McCorkindale (59)     Director       Vice Chairman (since March 1984) and President (since
                                                   September 1997) of Gannett Co. Inc. (publishing and
                                                   media); Director of Continental Airlines, Inc.,
                                                   Gannett Co. Inc. and Frontier Corporation and
                                                   Director or Trustee of 23 funds within the Prudential
                                                   Mutual Funds.

*Mendel A. Melzer, CFA (38)      Acting         Chief Investment Officer (since October 1998) of Prudential
 751 Broad St.,                  President         Investments; Chief Investment Officer (October 1996-October;
 Newark, NJ 07102                and Director      1998) of Prudential Mutual Funds formerly Chief Financial
                                                   Officer (November 1995-September 1996) of Prudential
                                                   Investments, Senior Vice President and Chief
                                                   Financial Officer (April 1993-November 1995) of
                                                   Prudential Preferred Financial Services, Managing
                                                   Director (April 1991-April 1993) of Prudential
                                                   Investment Advisors and Senior Vice President (July
                                                   1989-April 1991) of Prudential Capital Corporation;
                                                   ?Chairman and Director of Prudential Series Fund,
                                                   Inc. and Director or Trustee of 44 other funds within
                                                   the Prudential Mutual Funds.

Thomas T. Mooney (57)            Director       President of the Greater Rochester Metro Chamber of Commerce;
                                                   former Rochester City Manager; Trustee of Center for
                                                   Governmental Research, Inc.; Director of Blue Cross
                                                   of Rochester, Monroe County Water Authority,
                                                   Rochester Jobs, Inc., Executive Service Corps of
                                                   Rochester, Monroe County Industrial Development
                                                   Corporation and Northeast Midwest Institute, The
                                                   Business Council of New York State; President,
                                                   Director and Treasurer of First Financial Fund, Inc.
                                                   and The High Yield Plus Fund, Inc. and Director or
                                                   Trustee of 33 other funds within the Prudential
                                                   Mutual Funds.

Stephen P. Munn (55)             Director       Chairman (since January 1994), Director and President (since 1988)
                                                   and Chief Executive Officer (1988-December 1993) of
                                                   Carlisle Companies Incorporated (manufacturer of
                                                   industrial products) and Director or Trustee of 18
                                                   funds within the Prudential Mutual Funds.

                                       MANAGEMENT OF THE FUND

                                 POSITION                      PRINCIPAL OCCUPATIONS
NAME AND ADDRESS**   AGE         WITH FUND                      DURING PAST 5 YEARS
------------------   ---         ---------                      -------------------
*Richard A. Redeker (55)         Director       Formerly President, Chief Executive Officer and Director (October
                                                   1993-September 1996), Prudential Mutual Fund
                                                   Management, Inc. (PMF); Executive Vice President,
                                                   Director and Member of the Operating Committee
                                                   (October 1993-September 1996), Prudential Securities;
                                                   Director (October 1993-September 1996) of Prudential
                                                   Securities Group, Inc.; Executive Vice President, The
                                                   Prudential Investment Corporation (PIC) (January
                                                   1994-September 1996); Director (January
                                                   1994-September 1996) of Prudential Mutual Fund
                                                   Distributors, Inc. and Prudential Mutual Fund
                                                   Services, Inc.; Senior Executive Vice President and
                                                   Director of Kemper Financial Services, Inc.
                                                   (September 1978-September 1993) and Director or
                                                   Trustee of 30 funds within the Prudential Mutual
                                                   Funds.

Robin B. Smith (59)              Director       Chairman and Chief Executive Officer (since August 1996) of
                                                   Publishers Clearing House; formerly President and
                                                   Chief Executive Officer (January 1989-August 1996)
                                                   and President and Chief Operating Officer (September
                                                   1981-December 1988) of Publishers Clearing House;
                                                   Director of BellSouth Corporation, Texaco Inc.,
                                                   Springs Industries Inc. and Kmart Corporation and
                                                   Director or Trustee of 32 funds within the Prudential
                                                   Mutual Funds.

Louis A. Weil, III (57)          Director       Chairman (since January 1999), President and Chief Executive
                                                   Officer (since January 1996) and Director (since
                                                   September 1991) of Central Newspapers, Inc.; Chairman
                                                   of the Board (since January 1996), Publisher and
                                                   Chief Executive Officer (August 1991-December 1995)
                                                   of Phoenix Newspapers, Inc.; formerly Publisher of
                                                   Time Magazine (May 1989-March 1991), President,
                                                   Publisher & CEO of The Detroit News (February
                                                   1986-August 1989) and member of the Advisory Board,
                                                   Chase Manhattan Bank-Westchester and Director or
                                                   Trustee of 30 funds within the Prudential Mutual
                                                   Funds.

Clay T. Whitehead (60)           Director       President (since May 1983) of National Exchange Inc. (new
                                                   business development firm) and Director or Trustee of
                                                   18 funds within the Prudential Mutual Funds.

Grace C. Torres (39)             Treasurer      First Vice President (since December 1996) of PIFM; First
                                 and Principal     Vice President of Prudential Securities (since March 1993);
                                 Financial and     formerly First Vice President (March 1994-September 1996)
                                 Accounting        of PMF and Vice President (July 1989-March 1994) of
                                 Officer           Bankers Trust Corporation.

Marguerite E.H. Morrison (42)    Secretary      Vice President (since December 1996) of PIFM; Vice President and Associate General Counsel of Prudential
                                                   Securities; formerly Vice President and Associate
                                                   General Counsel (June 1991-September 1996) of PMF.

Stephen M. Ungerman (45)         Assistant      Tax Director (since March 1996) of Prudential Investments;
                                 Treasurer         formerly First Vice President (February 1993-September 1996)
                                                   of PMF.

------------

  * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, The Prudential Insurance Company of America, or the Manager.

** Unless otherwise stated, the address of the Director and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.

      The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

      Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of PIFM or the Subadviser annual compensation of $2,500 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the Boards of which the Director will be asked to serve.


      Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

      The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.


                                                               TOTAL 1998
                                                              COMPENSATION
                                                             FROM FUND AND
                                       AGGREGATE             FUND COMPLEX
                                     COMPENSATION               PAID TO
     NAME OF DIRECTOR                  FROM FUND                TRUSTEES
     ----------------                  ---------                --------
     Edward D. Beach                     $2,500             $135,000(44/71)*
     Delayne D. Gold                     $2,500             $135,000(44/71)*
     Robert F. Gunia+                      None                 None
     Douglas H. McCorkindale**           $2,250             $ 70,000(23/40)*
     Mendel A. Melzer+                     None                 None
     Thomas T. Mooney**                  $2,250             $115,000(35/70)*
     Stephen P. Munn                     $2,250             $ 45,000(18/24)*
     Richard A. Redeker+                   None                 None
     Robin B. Smith**                    $2,250             $ 90,000(32/41)*
     Louis A. Weil III                   $2,250             $ 90,000(30/54)*
     Clay T. Whitehead                   $1,750             $ 45,000(18/24)*


----------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,145, $119,740 and $116,225 for Douglas H. McCorkindale, Thomas T. Mooney and Robin B. Smith, respectively.

+ Directors who are interested do not receive compensation from the Fund or any other fund in the Fund Complex. Mr. Redeker is no longer an interested Director.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      Directors of the Fund are eligible to purchase Class Z shares of the Fund which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of March 5, 1999, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund.

      As of March 5, 1999, Prudential Securities was record holder of 7,007,996 Class A shares (or 45.9% of the outstanding Class A shares), 517,012 Class B shares (or 69.7% of the outstanding Class B shares), 21,444 Class C shares (or 47.9% of the outstanding Class C shares) and 565,869 Class Z shares (or 99.1% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

      As of March 5, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock were:

                                                                                       NUMBER OF SHARES
NAME                                          ADDRESS              CLASS OF SHARES       (% OF CLASS)
----                                          -------              ---------------     ----------------

Smith Barney, Inc                     338 Greenwich St.                    B             53,390 (7.2%)
00162104035                           New York, NY 10013

Mrs. Pamela B. Thayer                 2938 Cherry Lane                     C             4,578 (10.2%)
TTEE Pamela B. Thayer Trust UA        Northbrook, IL 60062-4312
DTD 01/13/97

Prudential Securities                 7642 Candlewood Dr. SE               C              3,086 (6.8%)
C/F Mr. James A. Wojczynski           Ada, MI 49301-9348
IRA Rollover
DTD 08/27/97

David G. Black                        10556 Barrywood Dr.,                 C              3,171 (7.1%)
                                      Dallas, TX 75230-4243

                     INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGEMENT INVESTMENT ADVISER


      The manager of the Fund is Prudential Investments Fund Management LLC (the Manager or PIFM), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund Is Managed--Manager" in the Prospectus of the Fund. As of January 31, 1999, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.5 billion. According to the Investment Company Institute, as of December 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.


      The Manager is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

      Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and the Fund's Transfer and Agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

      For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

      In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of members of the Board of Directors who are not affiliated persons of the Manager or the Fund's investment adviser;

      (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


      (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).


      Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

      The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


      For the fiscal years ended December 31, 1998, 1997 and 1996, the Manager received management fees of $1,066,593, $1,248,195 and $1,386,451, respectively, from the Fund.

      The Manager has entered into a Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The PI Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Subadviser has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA or the investment adviser) under which PRICOA provides investment advisory services to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's and the investment adviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing these services. PRICOA is reimbursed by PI for its reasonable costs and expenses incurred in furnishing advisory services.


      The PI Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The PI Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The PI Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The PRICOA Subadvisory Agreement provides that PRICOA can terminate it on 60 days' written notice and that PI can terminate it at any time and the termination would take effect immediately. The PRICOA Subadvisory Agreement also provides that it will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

      Prudential Investment Management Services LLC (the Distributor), Gateway Center Tree, 100 Mulberry Street, Newark, New Jersey 07102-4077 acts as the distributor of the shares of the Fund. Prior to June 1, 1998 Prudential Securities Incorporated (Prudential Securities) was the Fund's Distributor. The Distributor and Prudential Securities are subsidiaries of Prudential.


      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

      The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


      CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that

(1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1999. Prior to January 1, 1999, the Distributor limited its distribution-related fees under the Class A Plan to .15% of 1% of average daily net assets.

      For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received payments of $196,029 under the Class A Plan and spent approximately $184,200 in distributing the Class A Shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. In addition, for the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $18,900 in initial sales charges.

      CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B shares at an annual rate of .75 of 1% of average daily net assets and for Class C shares at an annual rate of 1% of the average daily net assets of the Class shares. The Class B Plan provides that (1) .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) .75% of 1% (including the service fee of .25 of 1%) of the average daily net assets of the Class B shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) .75% of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to the Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has contractually limited its distribution relation fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1999. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges.

      CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $59,041 from the Fund under the Class B Plan. It is estimated that the Distributor and Prudential Securities collectively spent approximately $41,200 on behalf of the Class B shares of the Fund during such year. It is estimated that of the latter total amount, approximately 5.8% ($2,300) was spent on printing and mailing of prospectuses to other than current shareholders; 9.3% ($3,800) on compensation to brokers-dealers, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for its distribution of Fund shares; and 84.9% ($35,000) on the aggregate of (1) payments of commissions to financial advisers (54.1% or $22,300) and (2) an allocation of overhead and other branch office distribution-related expenses (30.8% or $12,700). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

      The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $13,600 in contingent deferred sales charges attributable to Class B shares.

      CLASS C PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $1,866 under the Class C Plan and spent approximately $1,800 in distributing Class C shares. It is estimated that of the latter total amount, approximately 22.5% ($400) was spent on printing and mailing of prospectuses to other than current shareholders; 0% ($0) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution related expenses incurred for distribution of Fund shares and 77.5% ($1,400) in the aggregate of (1) payments of commissions and account servicing fees to financial advisers (59.2% or $1,100) and (2) an allocation of overhead and other branch office distribution-related expenses (18.3% or $300).

      The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $700 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 1998, the Distributor received $0 in initial sales charges attributable to Class C shares.


      Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Directors, including a vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

      Pursuant to each Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

      In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


      PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees for the Class A and Class C shares as described above. These voluntary waivers may be terminated at any time without notice. Fee waivers and subsidies increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

      Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


(C) OTHER SERVICE PROVIDERS

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


      PMFS, Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account ($13.00), a new account set-up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($.20) per shareholder account. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


      The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the investment adviser). On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.


      In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances.

      The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

      When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

      The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and /or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

      When the Manager deems the purchase or sale of equities to be in the best interest of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are received periodically by the Fund's Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company

Act), expect in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

      Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities or any affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities or any affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities or any affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or any affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any affiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliates by applicable law.


      The Fund paid no brokerage commissions, including none to Prudential Securities or any affiliate, for the fiscal years ended December 31, 1998, 1997and 1996.

      The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1998. As of December 31, 1998, the Fund held securities of Bear Stearns & Co. in the aggregate amount of $385,830; Deutsche Bank in the aggregate amount of $233,836; Goldman Sachs & Co. in the aggregate amount of $217,674; Morgan (J. P.) Securities in the aggregate amount of $385,830; and Warburg Dillion Read in the aggregate amount of $385,830.


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


      The Fund is authorized to issue 2 billion shares of common stock, $.001 per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.


      Shares of the Fund, when issued, are fully paid, nonaccessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

      The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

      Under the Articles of Incorporation, the Directors may authorized the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors do not intend to authorize the creation of additional series at the present time.


      The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


      Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) and/or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.


      Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (1) each class bears the separate expenses of its Rule 12b-1 distribution and service plan (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interest of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."


      PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, an investor must complete an application and telephone the Transfer Agent at
(800) 225-1852 (toll-free) to receive an account number. The following information will be requested: the investor's name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by the investor to his/her bank to transfer funds by wire to the Fund's Custodian: State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Intermediate Global Income Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and the investor's name and identifying the class in which the investor is eligible to invest (Class A, Class B, Class C or Class Z shares).


      If an investor arranges for receipt by the Custodian of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, the investor may purchase shares of the Fund as of that day.

      In making a subsequent purchase order by wire, an investor should wire the Custodian directly and should be sure that the wire specifies Prudential Intermediate Global Income Fund, Inc., Class A, Class B, Class C or Class Z shares and the investor's name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

      Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (1) reorganizations,(2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listings on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

      Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3%, Class C* Shares are sold with a 1% sales charge and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A

Net asset value and redemption price per Class A share ................    $8.09
Maximum sales charge (3.0% of offering price) .........................      .25
                                                                            ----
Offering price to public ..............................................    $8.34
                                                                            ====
CLASS B
Net asset value, offering price and redemption price
per Class B share* ....................................................    $8.10
                                                                            ====
CLASS C
Net asset value per Class C share* ....................................    $8.10
Sales charge (1.0% of offering price) .................................      .08
                                                                            ----
Offering price to public ..............................................    $8.18
                                                                            ====
CLASS Z
Net asset value, offering price and redemption price
per Class Z share .....................................................    $8.09
                                                                            ====


----------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

      The following is provided to assist investors in determining which method of purchase best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:

      If you intend to hold your investment in the Fund for less than 2 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

      If you intend to hold your investment for more than 2 years, but less than 3 years, you may consider purchasing Class B or Class C shares because: (1) the contingent-deferred sales load plus the cumulative annual distribution-related fee on Class B shares; and (2) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares would be lower than the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares, In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

      If you intend to hold your investment for more than 3 years, but less than 4 years, you may consider purchasing Class A shares because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (1) the contingent-deferred sales charge plus the cumulative annual distribution-related fee on Class B shares;
and (2) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

      If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and the cumulative annual distribution-related fee on Class B shares would be less than the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

      If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than the cumulative annual distribution-related fee on Class B shares and less than the initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 3 years for the higher cumulative annual distribution-related fee on the Class C shares plus the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations, in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

      BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b)(7) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by an employer that has a tax-qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

      PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in a PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in a PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account operated by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

      PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan, provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.


      PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

      SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:


      o  officers of the Prudential Mutual Funds (including the Fund),

      o employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

      o employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

      o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

      o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

      o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

      o investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

      o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

      o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

      For an investor to obtain any reduction or waiver of the initial sales charges at the time of the sale, either the Transfer Agent must be notified directly by the investor, or the Distributor must be notified by the broker facilitating the transactions, that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

      COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Reducing or Waiving Class A's Initial Sales Charge".


      An eligible group of related Fund investors includes any combination of the following:

      o  an individual,

      o  the individual's spouse, their children and their parents,


      o  the individual's and spouse's Individual Retirement Account (IRA),


      o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

      o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

      o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

      o one or more employee benefit plans of a company controlled by an individual.

      In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


      The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege do not apply to individual participants in any retirement or group plans.

      RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

      LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).


      For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

      A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

      The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES


      The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, a broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.


      The Distributor will pay, from its own resources, sales commissions of up to 3% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

      The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


      BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans). Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

      PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

      INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and(3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


CLASS Z SHARES

      Class Z shares of the Fund currently are available for purchase by the following categories of investors:


      o  pension, profit-sharing or other employee benefit plans qualified under
         Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 403(b)(7) and 457 of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

      o participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available investment option,

      o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option,

      o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996,
         (1) which were Class Z shareholders of the Prudential Mutual Funds or
         (2) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

      o current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),

      o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan, and

      o   Prudential with an investment of $10 million or more.


      After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources, based on a percentage of the net asset value of shares sold by such persons.

      Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray Plan (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.


SALE OF SHARES


      An investor can redeem shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or the investor's broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See Contingent Deferred
Sales Charge" below. If an investor is redeeming shares through a broker, the broker must receive the sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. The investor's broker will be responsible for furnishing all necessary documentation to the Distributor and may charge the investor for its services in connection with redeeming shares of the Fund.

      If an investor holds shares of the Fund through Prudential Securities, he or she must redeem the shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

      If an investor holds shares in a non-certificate form, a written request for redemption signed by the investor exactly as the account is registered is required. If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or the investor's broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to the investor's broker.

      SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution." An eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or the broker of the certificate and/or written request, except as indicated below. If an investor holds shares through Prudential Securities, payment for shares presented for redemption will be credited to the investor's account at his or her broker, unless the investor indicates otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.


      REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in covering the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

      INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


      90-DAY REPURCHASE PRIVILEGE. If a shareholder redeems his or her shares and has not previously exercised the repurchase privilege, the shareholder may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to the shareholder's account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) The shareholder must notify the Transfer Agent, either directly or through the Distributor or the shareholder's broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed to federal income tax purposes.


      CONTINGENT DEFERRED SALES CHARGE

      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a four-year period. Class C shares redeemed within 18 months of purchase (one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the shareholder. The CDSC will be imposed on any redemption by a shareholder which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by the shareholders for shares during the preceding four years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.


      The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                         CONTINGENT DEFERRED SALES
                                          CHARGE AS A PERCENTAGE
       YEARS SINCE PURCHASE                 OF DOLLARS INVESTED
           PAYMENTS MADE                   OR REDEMPTION PROCEEDS
           -------------                   ----------------------
              First .......................       3.0%
              Second ......................       2.0%
              Third .......................       1.0%
              Fourth ......................       1.0%
              Fifth .......................       None


      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payment for the purchase of Fund shares made during the preceding four years for Class B shares and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

      For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

      WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

      The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

      (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

      (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 591?@2 or a periodic distribution based on life expectancy;

      (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 591?@2; and

      (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

      The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

      Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

      SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

      In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

      Shareholders must notify the Fund's Transfer Agent either directly or through the brokers, at the time of redemption, that they are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

      In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                      REQUIRED DOCUMENTATION
Death                                   A copy of the shareholder's death
                                        certificate or, in the case of a trust,
                                        a copy of the grantor's death
                                        certificate, plus a copy of the trust
                                        agreement identifying the grantor.

Disability--An individual will          A copy of the Social Security
be considered disabled if he            Administration award letter or a letter
or she is unable to engage in           from a physician on the physician's
any substantial gainful                 letterhead stating that the shareholder
activity by reason of any               (or, in the case of a trust, the
medically determinable                  grantor) is permanently disabled. The
physical or mental impairment           letter must also indicate the date of
which can be expected to                disability.
result in death or to be of
long-continued and indefinite
duration.

Distribution from an IRA or             A copy of the distribution form from the
403(b) Custodial Account                custodial firm indicating (i) the date
                                        of birth of the shareholder and (ii)
                                        that the shareholder is over age 59-1/2
                                        and is taking a normal
                                        distribution--signed by the shareholder.

Distribution from Retirement Plan       A letter signed by the plan
                                        administrator/trustee indicating the
                                        reason for the distribution.

Excess Contributions                    A letter from the shareholder (for an
                                        IRA) or the plan administrator/trustee
                                        on company letterhead indicating the
                                        amount of the excess and whether or not
                                        taxes have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994


      The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year you purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                           CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                OR REDEMPTION PROCEEDS
        YEAR SINCE PURCHASE             ----------------------------------------
           PAYMENT MADE                 $500,001 TO $1 MILLION   OVER $1 MILLION
        ------------------              ----------------------   ---------------
    First ..............................           3.0%                2.0%
    Second .............................           2.0%                1.0%
    Third ..............................           1.0%                  0%
    Fourth and thereafter ..............             0%                  0%


      You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

      PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

      OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative recordkeeping services.

CONVERSION FEATURE--CLASS B SHARE


      Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Conversion will be effected at relative net asset value without the imposition of any additional sales charge.


      Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (i.e., $1,000 divided by $2,100 (47.60%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

      For the purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT


      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited into the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV on the record date. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE

      The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

      In order to exchange shares by telephone, an investor must authorize telephone exchanges on his or her initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, the investor may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For the investor's protection and to prevent fraudulent exchanges, telephone calls will be recorded and the investor will be asked to provide his or her personal identification number. A written confirmation of the exchange transaction will be sent to the investor. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

      If an investor holds shares through Prudential Securities, the shares must be exchanged by contacting the investor's Prudential Securities financial adviser.

      If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

      An investor may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and investors should make exchanges by mail by writing to the Transfer Agent, at the address noted above.


      CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares, of the Prudential Mutual Funds participating in the Class A exchange privilege.


      The following money market funds participate in the Class A exchange privilege:

            Prudential California Municipal Fund
             (California Money Market Series)

            Prudential Government Securities Trust
             (Money Market Series)
             (U.S. Treasury Money Market Series)

            Prudential Municipal Series Fund
             (Connecticut Money Market Series)
             (Massachusetts Money Market Series)
             (New Jersey Money Market Series)
             (New York Money Market Series)

            Prudential MoneyMart Assets, Inc. (Class A shares)

            Prudential Tax-Free Money Fund, Inc.

      CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

      Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


      At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


      SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

      Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above and the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.


      Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

      Additional details about the exchange privilege and prospectuses for each of Prudential Mutual Funds are available from the Transfer Agent, the Distributor or the investor's broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

   PERIOD OF
   MONTHLY INVESTMENTS:   $100,000   $150,000   $200,000   $250,000
   --------------------   --------   --------   --------   --------
   25 Years ..............  $  105     $  158     $  210     $  263
   20 Years ..............     170        255        340        424
   15 Years ..............     289        433        578        722
   10 Years ..............     547        820      1,093      1,366
    5 Years ..............   1,361      2,041      2,721      3,402

----------
   See "Automatic Investment Plan."


      (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

      (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

      Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.


      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN

      A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or the investor's broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

      In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

      The Transfer Agent, the Distributor or an investor's broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


      Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.


      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

   CONTRIBUTIONS                     PERSONAL
   MADE OVER:                         SAVINGS                             IRA
   ----------                         -------                          --------
   10 years                          $ 26,165                          $ 31,291
   15 years                            44,675                            58,649
   20 years                            68,109                            98,846
   25 years                            97,780                           157,909
   30 years                           135,346                           244,692

---------------
      (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

      From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


      The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


      The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's NAV to be as of 4:15 P.M., New York time. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      Under the Investment Company Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

      Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

      NAV is calculated separately for each class. As long as the Fund declares dividends daily, the NAV of Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

      The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (i.e., the excess of the net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 1998 of approximately $_________ of which $_________ expires in 20 ___.

      Qualification of the Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

      Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

      Special rules apply to most options on stock indices, futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Risks." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated has having been sold at market value. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


      Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a "straddle," the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


      Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

      Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

      Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

      Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


      Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.


      The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

      The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.


      The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFIC). PFICs are foreign corporations that, in general, meet either of the following tests (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-mark" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to pass through to its shareholders any foreign income taxes paid.


      Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                                       PERFORMANCE INFORMATION

      AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

      Average annual total return is computed according to the following formula:
                                        n
                                  P(1+T)  = ERV

        Where:    P   = a hypothetical initial payment of $1,000.
                  T   = average annual total return.
                  n   = number of years.
                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

      Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


      Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 1998.

                                                          SINCE
                       1 YEAR     5 YEARS     10 YEARS  INCEPTION
                       ------     -------     --------  ---------
Class A                 5.64%       7.17%       7.90%      7.80%       (5-26-88)
Class B                 5.39        7.15         N/A       7.76        (1-15-92)
Class C                 6.31         N/A         N/A       9.25         (8-1-94)
Class Z                 9.07         N/A         N/A       8.29        (9-13-96)


      AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

      Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                      ERV-P
                                  -------------
                                        P

   Where:           P = a hypothetical initial payment of $1,000.
                  ERV = ending redeemable value at the end of the 1, 5 or
                        10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

      Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

      Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1998.


                                                             SINCE
                      1 YEAR         5 YEARS    10 YEARS   INCEPTION
                      ------         -------    ---------  ---------
Class A                8.91%          45.71%     120.43%     128.47%   (5-26-88)
Class B                8.39           41.25         N/A       68.21    (1-15-92)
Class C                8.39             N/A         N/A       49.29     (8-1-94)
Class Z                9.07             N/A         N/A       20.00    (9-13-96)


      YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. YIELD IS CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period, by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:



                                     (  a - b    )6
                           YIELD = 2[( ------- +1) -1]
                                     (   cd      )

        Where:    a = dividends and interest earned during the period.
                  b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                  d = the maximum offering price per share on the last day
                      of the period.

      Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


      The Fund's 30-day yields for the 30 days ended December 31, 1998, were 5.32%, 4.85%, 4.85% and 5.63% for Class A, Class B, Class C and Class Z shares, respectively.


      The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


                          ==============================
                             PERFORMANCE
                             COMPARISON OF DIFFERENT
                             TYPES OF INVESTMENTS
                             OVER THE LONG TERM
                             (12/31/25 - 12/31/98)

                                 --------------
                                  [BAR CHART]

                          Common Stocks            11.2%
                          Long-Term Govt. Bonds     5.3%
                          Inflation                 3.1%
                          ==============================


     (1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of                   PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1998                                INCOME FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal                                         US $
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--85.6%
------------------------------------------------------------
Australia--6.3%
A$      2,250   Federal National Mortgage
                   Association,
                   6.375%, 8/15/07                $  1,452,045
       10,900   New South Wales Treasury
                   Corporation,
                   6.50%, 5/1/06                     7,129,254
                                                  ------------
                                                     8,581,299
------------------------------------------------------------
Canada--3.1%
C$      1,750   British Columbia Provincial
                   Bond,
                   6.00%, 6/9/08                     1,202,677
          500   Canadian Government Bond,
                   9.00%, 12/1/04                      394,100
        3,800   Province of Quebec,
                   6.50%, 10/1/07                    2,659,728
                                                  ------------
                                                     4,256,505
------------------------------------------------------------
Denmark--6.0%
                Danish Government Bonds,
DKr    17,000   7.00%, 12/15/04                      3,077,639
       26,500   8.00%, 3/15/06                       5,133,192
                                                  ------------
                                                     8,210,831
------------------------------------------------------------
Germany--19.5%
                German Government Bonds,
 DM    10,500   7.375%, 1/3/05                       7,531,407
        5,300   6.00%, 1/5/06                        3,597,063
       12,500   6.25%, 1/4/24                        9,081,867
        4,000   Republic of Colombia,
                   7.25%, 12/21/00                   2,441,972
        4,000   Tokyo Gas Co. Ltd.,
                   7.00%, 7/27/05                    2,794,128
        2,000   United Mexican States,
                   8.125%, 9/10/04                   1,226,370
                                                  ------------
                                                    26,672,807
Greece--3.2%
                Hellenic Republic,
 GRD  285,000   9.20%, 3/21/02, FRN               $  1,047,102
      545,000   11.90%, 12/31/03                     1,953,964
      360,000   8.60%, 3/26/08                       1,419,185
                                                  ------------
                                                     4,420,251
------------------------------------------------------------
Hungary--0.4%
                Hungarian Government Bonds,
HUF   130,000   16.00%, 4/12/00                        607,836
------------------------------------------------------------
Netherlands--4.0%
                Dutch Government Bonds,
 NLG    5,600   7.00%, 6/15/05                       3,513,534
        2,600   7.50%, 1/15/23                       1,919,116
                                                  ------------
                                                     5,432,650
------------------------------------------------------------
New Zealand--4.3%
NZ$     5,400   Federal National Mortgage
                   Association,
                   7.25%, 6/20/02                    2,947,008
        2,700   International Bank of
                   Reconstruction Development
                   7.25%, 5/27/03                    1,479,198
        2,500   New Zealand Government Bonds,
                   8.00%, 4/15/04                    1,472,449
                                                  ------------
                                                     5,898,655
------------------------------------------------------------
Russia--0.1%
                European Bank of Reconstruction
                   Development
RUB     4,100   31.00%, 5/5/00                          47,564
        6,800   Zero Coupon, 5/28/02                    18,933
                                                  ------------
                                                        66,497

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

Portfolio of Investments as of                   PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1998                                INCOME FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal                                         US $
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
Spain--3.4%
Pts    550,000  Spanish Government Bond,
                   6.15%, 1/31/13                 $  4,574,330
------------------------------------------------------------
Sweden--2.4%
  SEK  24,000   Swedish Government Bond,
                   6.00%, 2/9/05                     3,282,175
------------------------------------------------------------
United Kingdom--4.1%
BP      6,100   United Kingdom Treasury
                   Principal Strip,
                   Zero Coupon, 12/7/15              4,810,380
          400   Powergen PLC,
                   8.875%, 3/26/03                     734,261
                                                  ------------
                                                     5,544,641
------------------------------------------------------------
United States--28.8%
Corporate Bonds--1.7%
US$     1,000   General Motors Acceptance
                   Corp.,
                   5.75%, 11/10/03                   1,007,760
        1,300   Household Finance Corp.,
                   6.40%, 6/17/08                    1,342,315
                                                  ------------
                                                     2,350,075
------------------------------------------------------------
Sovereign Bonds--5.8%
        1,500   Ministry of Finance, (Russia),
                   10.00%, 6/26/07                     427,500
        2,300   Republic of Colombia,
                   7.25%, 2/23/04                    2,060,800
                Republic of Croatia, FRN,
        1,357   6.5625%, 7/31/06                     1,072,164
          770   6.5625%, 7/31/10                       608,300
          500   Republic of Lithuania,
                   7.125%, 7/22/02                     467,500
        1,100   Republic of Peru,
                   4.00%, 3/7/17                       690,250
        1,345   Russian Federation,
                   11.00%, 7/24/18                     332,888
          750   Sultan of Oman,
                   7.125%, 3/20/02                     765,000
 US$      500   Trinidad & Tobago Republic,
                   9.75%, 11/3/00                 $    500,000
        1,000   United Mexican States,
                   9.75%, 2/6/01                     1,032,500
                                                  ------------
                                                     7,956,902
------------------------------------------------------------
Supranational Bond--1.0%
        1,350   Corporacion Andina de Fomento,
                   7.375%, 7/21/00                   1,363,406
------------------------------------------------------------
U.S. Government Obligations--20.3%
                United States Treasury Bonds,
        7,000   6.125%, 9/30/00                      7,171,710
        3,100   7.875%, 11/15/04                     3,591,629
        1,700   6.25%, 2/15/07                       1,864,679
        7,500   6.625%, 2/15/27                      8,871,075
                United States Treasury Notes,
        6,000   5.75%, 8/15/03                       6,265,320
                                                  ------------
                                                    27,764,413
                                                  ------------
                                                    39,434,796
                                                  ------------
                Total long-term investments
                   (cost US$114,909,005)           116,983,273
                                                  ------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.8%
------------------------------------------------------------
Hungary--1.1%
                Hungarian Government Bonds,
HUF   120,000   16.50%, 4/12/99                        555,853
      200,000   16.50%, 7/24/99                        928,590
                                                  ------------
                                                     1,484,443
------------------------------------------------------------
Poland--1.1%
                Polish Treasury Bills,
PLZ     3,000   13.50%(a), 2/17/99                     839,297
        1,000   13.50%(a), 3/3/99                      278,345
        1,600   13.50%(a), 4/28/99                     435,129
                                                  ------------
                                                     1,552,771

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

Portfolio of Investments as of                   PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1998                                INCOME FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal                                         US $
Amount                                            Value
(000)                     Description             (Note 1)
------------------------------------------------------------
United States--8.6%
Repurchase Agreement--1.2%
US$     1,609   Joint Repurchase Agreement
                   Account,
                   4.69%, 1/4/99, (Note 5)        $  1,609,000
                                                  ------------
Sovereign Bonds--2.5%
          350   Banco Ganadero Colombian Bond
                   (Colombia),
                   9.75%, 8/26/99                      352,187
        1,100   Financiera Energetica National
                   (Colombia)
                   9.00%, 11/8/99                    1,100,000
        2,000   Petroleas (Mexicano), FRN,
                   6.71875%, 3/8/99                  1,974,600
                                                  ------------
                                                     3,426,787
------------------------------------------------------------
U.S. Government Securities--4.9%
                United States Treasury Bonds,
        6,600   6.75%, 6/30/99                       6,670,092
                                                  ------------
                                                    11,705,879
                                                  ------------
                Total short-term investments
                   (cost US$14,992,990)             14,743,093
                                                  ------------
------------------------------------------------------------
Total Investments--96.4%
                (cost US$129,901,995; Note 4)      131,726,366
                Other assets in excess of
                   liabilities--3.6%                 4,982,338
                                                  ------------
                Net Assets--100%                  $136,708,704
                                                  ------------
                                                  ------------

---------------
Portfolio securities are classified according to the securities currency denomination.
(a) Percentages quoted represent yield to maturity as of purchase date. FRN-Floating Rate Note.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

Statement of Assets and Liabilities              PRUDENTIAL INTERMEDIATE GLOBAL
                                                 INCOME FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1998
Investments, at value (cost $129,901,995)...............................................................        $ 131,726,366
Foreign currency, at value (cost $1,518,767)............................................................            1,509,832
Cash....................................................................................................                  586
Interest receivable.....................................................................................            3,736,615
Forward currency contracts - net amount receivable from counterparties..................................              283,708
Receivable for investments sold.........................................................................              253,164
Receivable for Fund shares sold.........................................................................               45,396
Other assets............................................................................................                3,205
                                                                                                              -----------------
   Total assets.........................................................................................          137,558,872
                                                                                                              -----------------
Liabilities
Accrued expenses........................................................................................              302,167
Payable for Fund shares reacquired......................................................................              282,581
Forward currency contracts - net amount payable to counterparties.......................................              120,639
Management fee payable..................................................................................               87,527
Dividends payable.......................................................................................               23,150
Distribution fee payable................................................................................               20,516
Withholding tax payable.................................................................................               13,588
                                                                                                              -----------------
   Total liabilities....................................................................................              850,168
                                                                                                              -----------------
Net Assets..............................................................................................        $ 136,708,704
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $      16,896
   Paid-in capital in excess of par.....................................................................          181,785,195
                                                                                                              -----------------
                                                                                                                  181,802,091
   Distribution in excess of net investment income......................................................             (472,762)
   Accumulated net realized loss on investments and foreign currency transactions.......................          (46,655,394)
   Net unrealized appreciation on investments and foreign currencies....................................            2,034,769
                                                                                                              -----------------
Net assets, December 31, 1998...........................................................................        $ 136,708,704
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($126,190,943 / 15,596,925 shares of common stock issued and outstanding).........................                $8.09
   Maximum sales charge (3.00% of offering price).......................................................                  .25
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $8.34
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($5,950,360 / 734,966 shares of common stock issued and outstanding)..............................                $8.10
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($316,355 / 39,076 shares of common stock issued and outstanding).................................                $8.10
   Sales charge (1.00% of offering price)...............................................................                  .08
                                                                                                              -----------------
   Offering price to public.............................................................................                $8.18
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,251,046 / 525,474 shares of common stock issued and outstanding)..............................                $8.09
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-54

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1998
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $13,588)...........................      $10,842,233
                                            -----------------
Expenses
   Management fee........................        1,066,593
   Distribution fee--Class A.............          196,029
   Distribution fee--Class B.............           59,041
   Distribution fee--Class C.............            1,886
   Transfer agent's fees and expenses....          363,000
   Custodian's fees and expenses.........          206,000
   Reports to shareholders...............          112,000
   Registration fees.....................           66,000
   Legal fees and expenses...............           58,000
   Audit fee.............................           36,000
   Directors' fees.......................           20,000
   Insurance.............................            3,000
   Miscellaneous.........................           10,370
                                            -----------------
      Total expenses.....................        2,197,919
                                            -----------------
Net investment income....................        8,644,314
                                            -----------------
Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............        1,649,210
   Foreign currency transactions.........       (2,048,387)
                                            -----------------
                                                  (399,177)
                                            -----------------
Net change in unrealized appreciation
   (depreciation) of:
   Investments...........................        4,951,096
   Foreign currencies....................       (1,084,378)
                                            -----------------
                                                 3,866,718
                                            -----------------
Net gain on investments and foreign
   currencies............................        3,467,541
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $12,111,855
                                            -----------------
                                            -----------------


PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1998            1997
Operations
   Net investment income..........  $  8,644,314    $ 10,957,986
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......      (399,177)      6,474,761
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................     3,866,718     (10,226,220)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    12,111,855       7,206,527
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................    (8,245,704)    (10,144,701)
      Class B.....................      (449,178)       (687,169)
      Class C.....................       (14,329)        (13,331)
      Class Z.....................      (219,705)       (112,785)
                                    ------------    ------------
                                      (8,928,916)    (10,957,986)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................            --      (4,226,324)
      Class B.....................            --        (259,200)
      Class C.....................            --          (6,585)
      Class Z.....................            --         (77,678)
                                    ------------    ------------
                                              --      (4,569,787)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold........................     8,175,064       9,602,565
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     3,801,592       6,097,113
   Cost of shares reacquired......   (27,862,529)    (37,313,110)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (15,885,873)    (21,613,432)
                                    ------------    ------------
Total decrease....................   (12,702,934)    (29,934,678)
Net Assets
Beginning of year.................   149,411,638     179,346,316
                                    ------------    ------------
End of year(a)....................  $136,708,704    $149,411,638
                                    ------------    ------------
                                    ------------    ------------
---------------
(a) Includes undistributed net
   investment income of...........  $         --    $  1,577,820
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

Notes to Financial Statements                     PRUDENTIAL INTERMEDIATE GLOBAL
                                                  INCOME FUND, INC.
--------------------------------------------------------------------------------
Prudential Intermediate Global Income Fund, Inc., (the 'Fund') was organized in Maryland as a closed-end, nondiversified management investment company and commenced investment operations on May 26, 1988. On October 4, 1991 the Fund concluded operations as a closed-end investment company and effective October 7, 1991, commenced operations as an open-end, nondiversified investment company. The Fund's investment objective is to maximize total return, the components of which are current income and capital appreciation, by investing in a portfolio consisting primarily of U.S. and foreign government securities. The Fund will also engage in certain hedging strategies to meet its investment objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency rate. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service or by principal market makers. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period-end exchange rates are reflected as a component of net unrealized depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its
--------------------------------------------------------------------------------
                                       B-56

Notes to Financial Statements                     PRUDENTIAL INTERMEDIATE GLOBAL
                                                  INCOME FUND, INC.
--------------------------------------------------------------------------------
foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: The Fund declares dividends of net investment income daily and pays such dividends monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to decrease undistributed net investment income by $1,765,981, decrease accumulated net realized losses by $32,994,923 and decrease paid-in capital in excess of par by $31,228,942. This was primarily the result of net foreign currency losses, an overdistribution of taxable income for the year ended December 31, 1998, and the inability to utilize a portion of the capital loss carryforward. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'): PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC (which in turn pays PRICOA), the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets.
The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, B, C and Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 under the same terms. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to a plan of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PSI or PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C
--------------------------------------------------------------------------------
                                       B-57

Notes to Financial Statements                     PRUDENTIAL INTERMEDIATE GLOBAL
                                                  INCOME FUND, INC.
--------------------------------------------------------------------------------
shares, respectively, for the year ended December 31, 1998. Effective January 1, 1999, the annual rate for Class A shares was increased to .25 of 1%.
PSI and PIMS have advised the Fund that they have received approximately $18,900 in front-end sales charges resulting from sales of Class A and after November 2, 1998 Class C shares during the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI and PIMS have advised the Fund that for the year ended December 31, 1998, they received approximately $13,600 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
PSI, PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 29, 1998, and has been extended through February 28, 1999 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1998, the Fund incurred fees of approximately $304,000 for the services of PMFS. As of December 31, 1998, fees of approximately $24,000 were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1998, aggregated $46,448,101 and $62,958,831, respectively.
At December 31, 1998, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                   Value at
       Foreign Currency         Settlement Date     Current      Appreciation
        Sale Contracts              Payable          Value      (Depreciation)
------------------------------  ---------------   -----------   ---------------
Canadian Dollars,
 expiring 1/29/99.............    $ 3,879,870     $ 3,886,909      $  (7,039)
Swiss Francs,
 expiring 1/29/99.............      9,940,209       9,678,083        262,126
French Francs,
 expiring 1/29/99.............      2,836,262       2,814,680         21,582
Japanese Yen,
 expiring 1/29/99.............      1,609,501       1,657,328        (47,827)
New Zealand Dollar,
 expiring 1/29/99.............     12,935,382      13,001,155        (65,773)
                                ---------------   -----------   ---------------
                                  $31,201,224     $31,038,155      $ 163,069
                                ---------------   -----------   ---------------
                                ---------------   -----------   ---------------

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of December 31, 1998 net unrealized appreciation for federal income tax purposes was $1,824,371 (gross unrealized appreciation--$6,612,566 gross unrealized depreciation--$4,788,195).
For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1998, of approximately $46,655,300 of which $14,010,600 expires in 1999, $14,010,600 expires in 2000 and $18,634,100 expires in 2002. Such carryforward is after utilization of approximately $2,937,900 of net taxable gains realized and recognized during the year ended December 31, 1998 and $29,658,000 which the Fund is unable to utilize, due to Internal Revenue Code limitations. The Fund is electing to treat net currency losses of approximately $207,000 incurred in the two month period ended December 31, 1998 as having been incurred in the next year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1998, the Fund has a 0.23% undivided interest in the joint account. The undivided interest for the Fund represents $1,609,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
--------------------------------------------------------------------------------
                                      B-58

Bear Stearns & Co. Inc., 4.75%, in
Notes to Financial Statements                     PRUDENTIAL INTERMEDIATE GLOBAL
                                                  INCOME FUND, INC.
--------------------------------------------------------------------------------
Bear Stearns & Co. Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest is $169,478,699.
Deutsche Bank Securities Inc., 4.80%, in the principal amount of $100,000,000, repurchase price $100,053,333, due 1/4/99. The value of the collateral including accrued interest is $102,001,052.
Goldman Sachs & Co., 4.25%, in the principal amount of $93,088,000, repurchase price $93,131,958, due 1/4/99. The value of the collateral including accrued interest is $94,950,662.
Morgan (J.P.) Securities Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest is $168,300,696.
Warburg Dillon Read, Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest is $168,529,699.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. There are 2 billion authorized shares of $.001 par value common stock divided equally into Class A, B, C and Z shares. Transactions in shares of common stock were as follows:

Class A                               Shares        Amount
----------------------------------  ----------   ------------
Year ended December 31, 1998:
Shares sold.......................    449,484    $ 3,607,243
Shares issued in reinvestment of
  dividends and distributions.....    409,532      3,282,668
Shares reacquired.................  (2,955,367)  (23,662,310)
                                    ----------   ------------
Net decrease in shares outstanding
  before conversion...............  (2,096,351)  (16,772,399)
Shares issued upon conversion from
  Class B.........................    277,954      2,245,059
                                    ----------   ------------
Net decrease in shares
  outstanding.....................  (1,818,397)  $(14,527,340)
                                    ----------   ------------
                                    ----------   ------------
Class A                               Shares        Amount
----------------------------------  ----------   ------------
Year ended December 31, 1997:
Shares sold.......................    542,213    $ 4,459,760
Shares issued in reinvestment of
  dividends and distributions.....    653,586      5,300,167
Shares reacquired.................  (4,062,149)  (33,299,580)
                                    ----------   ------------
Net decrease in shares outstanding
  before conversion...............  (2,866,350)  (23,539,653)
Shares issued upon conversion from
  Class B.........................    389,219      3,195,679
                                    ----------   ------------
Net decrease in shares
  outstanding.....................  (2,477,131)  $(20,343,974)
                                    ----------   ------------
                                    ----------   ------------
Class B
----------------------------------
Year ended December 31, 1998:
Shares sold.......................    193,771    $ 1,556,311
Shares issued in reinvestment of
  dividends and distributions.....     36,859        295,629
Shares reacquired.................   (341,422)   (2,738,243)
                                    ----------   ------------
Net decrease in shares outstanding
  before conversion...............   (110,792)     (886,303)
Shares reacquired upon conversion
  into
  Class A.........................   (277,683)   (2,245,059)
                                    ----------   ------------
Net decrease in shares
  outstanding.....................   (388,475)  $(3,131,362)
                                    ----------   ------------
                                    ----------   ------------
Year ended December 31, 1997:
Shares sold.......................    279,325    $ 2,295,924
Shares issued in reinvestment of
  dividends and distributions.....     73,534        596,963
Shares reacquired.................   (397,198)   (3,261,753)
                                    ----------   ------------
Net decrease in shares outstanding
  before conversion...............    (44,339)     (368,866)
Shares reacquired upon conversion
  into
  Class A.........................   (388,827)   (3,195,679)
                                    ----------   ------------
Net decrease in shares
  outstanding.....................   (433,166)  $(3,564,545)
                                    ----------   ------------
                                    ----------   ------------
Class C
----------------------------------
Year ended December 31, 1998:
Shares sold.......................     25,390    $   203,275
Shares issued in reinvestment of
  dividends and distributions.....      1,548         12,421
Shares reacquired.................    (12,925)     (103,859)
                                    ----------   ------------
Net increase in shares
  outstanding.....................     14,013    $   111,837
                                    ----------   ------------
                                    ----------   ------------
Year ended December 31, 1997:
Shares sold.......................     19,602    $   161,438
Shares issued in reinvestment of
  dividends and distributions.....      2,366         19,170
Shares reacquired.................    (19,641)     (160,753)
                                    ----------   ------------
Net increase in shares
  outstanding.....................      2,327    $    19,855
                                    ----------   ------------
                                    ----------   ------------

--------------------------------------------------------------------------------
                                      B-59

Notes to Financial Statements                     PRUDENTIAL INTERMEDIATE GLOBAL
                                                  INCOME FUND, INC.
--------------------------------------------------------------------------------

Class Z                                Shares         Amount
----------------------------------  ----------   ------------
Year ended December 31, 1998:
Shares sold.......................    350,457    $ 2,808,235
Shares issued in reinvestment of
  dividends and distributions.....     26,304        210,874
Shares reacquired.................   (169,535)    (1,358,117)
                                    ----------   ------------
Net increase in shares
  outstanding.....................    207,226    $ 1,660,992
                                    ----------   ------------
                                    ----------   ------------
Year ended December 31, 1997:
Shares sold.......................    327,070    $ 2,685,443
Shares issued in reinvestment of
  dividends and distributions.....     22,388        180,813
Shares reacquired.................    (72,134)      (591,024)
                                    ----------   ------------
Net increase in shares
  outstanding.....................    277,324    $ 2,275,232
                                    ----------   ------------
                                    ----------   ------------

--------------------------------------------------------------------------------
                                       B-60

Financial Highlights                           PRUDENTIAL INTERMEDIATE GLOBAL
                                               INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                               Class A
                                     ------------------------------------------------------------
                                                       Year Ended December 31,
                                     ------------------------------------------------------------
                                     1998(b)      1997(b)        1996       1995(b)        1994
                                     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   year..........................    $   7.91     $   8.34     $   8.30     $   7.32     $   8.43
                                     --------     --------     --------     --------     --------
Income from investment operations
Net investment income............         .49          .54          .56          .52          .50
Net realized and unrealized gain
   (loss) on investment and
   foreign currency
   transactions..................         .19         (.18)         .33         1.20        (1.09)
                                     --------     --------     --------     --------     --------
   Total from investment
      operations.................         .68          .36          .89         1.72         (.59)
                                     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment
   income........................        (.50)        (.54)        (.56)        (.52)        (.29)
Distributions in excess of net
   investment income.............          --         (.25)        (.29)        (.22)          --
Distributions from capital
   gains.........................          --           --           --           --         (.01)
Tax return of capital
   distributions.................          --           --           --           --         (.22)
                                     --------     --------     --------     --------     --------
   Total distributions...........        (.50)        (.79)        (.85)        (.74)        (.52)
                                     --------     --------     --------     --------     --------
Net asset value, end of year.....    $   8.09     $   7.91     $   8.34     $   8.30     $   7.32
                                     --------     --------     --------     --------     --------
                                     --------     --------     --------     --------     --------
TOTAL RETURN(a):.................        8.91%        4.42%       11.13%       24.01%       (7.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....    $126,191     $137,799     $165,829     $181,985     $207,153
Average net assets (000).........    $130,686     $153,168     $169,219     $200,759     $262,882
Ratios to average net assets:
   Expenses, including
      distribution fees..........        1.51%        1.41%        1.40%        1.40%        1.46%
   Expenses, excluding
      distribution fees..........        1.36%        1.26%        1.25%        1.25%        1.31%
   Net investment income.........        6.11%        6.62%        6.55%        6.09%        6.04%
For Class A, B, C and Z shares:
   Portfolio turnover rate.......          35%          40%          45%         220%         554%

---------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-61

Financial Highlights                    PRUDENTIAL INTERMEDIATE GLOBAL
                                        INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                Class B
                                        -------------------------------------------------------
                                                        Year Ended December 31,
                                        -------------------------------------------------------
                                        1998(b)     1997(b)      1996       1995(b)      1994
                                        -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   year.............................    $  7.92     $  8.34     $  8.31     $  7.33     $  8.44
                                        -------     -------     -------     -------     -------
Income from investment operations
Net investment income...............        .44         .50         .53         .47         .45
Net realized and unrealized gain
   (loss) on investment and foreign
   currency transactions............        .19        (.18)        .30        1.20       (1.09)
                                        -------     -------     -------     -------     -------
   Total from investment
      operations....................        .63         .32         .83        1.67        (.64)
                                        -------     -------     -------     -------     -------
Less distributions
Dividends from net investment
   income...........................       (.45)       (.50)       (.53)       (.47)       (.26)
Distributions in excess of net
   investment income................         --        (.24)       (.27)       (.22)         --
Distributions from capital gains....         --          --          --          --        (.01)
Tax return of capital
   distributions....................         --          --          --          --        (.20)
                                        -------     -------     -------     -------     -------
   Total distributions..............       (.45)       (.74)       (.80)       (.69)       (.47)
                                        -------     -------     -------     -------     -------
Net asset value, end of year........    $  8.10     $  7.92     $  8.34     $  8.31     $  7.33
                                        -------     -------     -------     -------     -------
                                        -------     -------     -------     -------     -------
TOTAL RETURN(a):....................       8.39%       3.80%      10.36%      23.25%      (7.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......    $ 5,950     $ 8,896     $12,987     $17,317     $22,906
Average net assets (000)............    $ 7,872     $11,377     $15,491     $19,336     $31,835
Ratios to average net assets:
   Expenses, including distribution
      fees..........................       2.11%       2.01%       2.00%       2.00%       2.07%
   Expenses, excluding distribution
      fees..........................       1.36%       1.26%       1.25%       1.25%       1.31%
   Net investment income............       5.51%       6.04%       5.94%       5.49%       5.44%

---------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-62

Financial Highlights                          PRUDENTIAL INTERMEDIATE GLOBAL
                                              INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                 Class C                                        Class Z
                                     ----------------------------------------------------------------     -------------------
                                                                                          August 1,
                                                                                           1994(e)            Year Ended
                                                 Year Ended December 31,                   Through           December 31,
                                     -----------------------------------------------     December 31,     -------------------
                                     1998(b)     1997(b)       1996         1995(b)          1994         1998(b)     1997(b)
                                     -------     -------     ---------     ---------     ------------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period........................    $  7.92     $ 8.34       $  8.31       $  7.33         $ 7.69        $ 7.91      $ 8.34
                                     -------     -------     ---------     ---------         -----        -------     -------
Income from investment operations
Net investment income............        .44        .50           .53           .47            .14           .50         .55
Net realized and unrealized gain
   (loss) on investment and
   foreign currency
   transactions..................        .19       (.18 )         .30          1.20           (.32)          .19        (.18)
                                     -------     -------     ---------     ---------         -----        -------     -------
   Total from investment
      operations.................        .63        .32           .83          1.67           (.18)          .69         .37
                                     -------     -------     ---------     ---------         -----        -------     -------
Less distributions
Dividends from net investment
   income........................       (.45)      (.50 )        (.53)         (.47)          (.10)         (.51 )      (.55)
Distributions in excess of net
   investment income.............         --       (.24 )        (.27)         (.22)            --            --        (.25)
Tax return of capital
   distributions.................         --         --            --            --           (.08)           --          --
                                     -------     -------     ---------     ---------         -----        -------     -------
   Total distributions...........       (.45)      (.74 )        (.80)         (.69)          (.18)         (.51 )      (.80)
                                     -------     -------     ---------     ---------         -----        -------     -------
Net asset value, end of period...    $  8.10     $ 7.92       $  8.34       $  8.31         $ 7.33        $ 8.09      $ 7.91
                                     -------     -------     ---------     ---------         -----        -------     -------
                                     -------     -------     ---------     ---------         -----        -------     -------
TOTAL RETURN(a):.................       8.39%      3.80 %       10.36%        23.25%         (2.44)%        9.07 %      4.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).........................    $   316     $  198       $   190       $    13         $  193(d)     $4,251      $2,518
Average net assets (000).........    $   251     $  213       $   110       $    11         $  197(d)     $3,403      $1,668
Ratios to average net assets:
   Expenses, including
      distribution fees..........       2.11%      2.01 %        2.00%         2.00%          1.05%(c)      1.36 %      1.26%
   Expenses, excluding
      distribution fees..........       1.36%      1.26 %        1.25%         1.25%           .30%(c)      1.36 %      1.26%
   Net investment income.........       5.51%      6.25 %        6.02%         5.49%          3.30%(c)      6.26 %      6.76%

                                   September 16,
                                      1996(f)
                                      Through
                                   December 31,
                                       1996
                                   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period........................     $  8.39
                                        -----
Income from investment operations
Net investment income............         .32
Net realized and unrealized gain
   (loss) on investment and
   foreign currency
   transactions..................         .12
                                        -----
   Total from investment
      operations.................         .44
                                        -----
Less distributions
Dividends from net investment
   income........................        (.32)
Distributions in excess of net
   investment income.............        (.17)
Tax return of capital
   distributions.................          --
                                        -----
   Total distributions...........        (.49)
                                        -----
Net asset value, end of period...     $  8.34
                                        -----
                                        -----
TOTAL RETURN(a):.................        5.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).........................     $   341
Average net assets (000).........     $   142
Ratios to average net assets:
   Expenses, including
      distribution fees..........        1.11%(c)
   Expenses, excluding
      distribution fees..........        1.11%(c)
   Net investment income.........        6.94%(c)

---------------
(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.
(d) Figures are actual and not rounded to the nearest thousand.
(e) Commencement of offering of Class C shares.
(f) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

Report of Independent Accountants             PRUDENTIAL INTERMEDIATE GLOBAL
                                              INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and the Board of Directors of Prudential Intermediate Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Intermediate Global Income Fund, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 16, 1999
--------------------------------------------------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

      PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o Leading market positions in well-established industries.

      o High rates of return on funds employed.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

      AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB, B, CCC, CC: OBLIGATIONS rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

      Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY


              ---------------------------------------------------


                       [GRAPHICAL REPRESENTATION OF CHART]


               VALUE OF $1.00 INVESTED 0N 1/1/26 THROUGH 12/31/98


                  Small Stock                         $5,116.95
                  Common Stock                        $2,350.89
                  Long-Term Bonds                        $44.81
                  Treasury Bills                         $14.94
                  Inflation                               $9.16

               ----------------------------------------------------


      Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                                      HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

====================================================================================================================================
                            '88       '89       '90       '91       '92       '93       '94       '95       '96      '97       '98
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                    7.0%     14.4%      8.5 %     15.3%      7.2%     10.7%     (3.4)%     18.4%     2.7%     9.6%    10.0%
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)               8.7%     15.4%     10.7 %     15.7%      7.0%      6.8%     (1.6)%     16.8%     5.4%     9.5%     7.0%
------------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                    9.2%     14.1%      7.1 %     18.5%      8.7%     12.2%     (3.9)%     22.3%     3.3%    10.2%     8.6%
------------------------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                   12.5%      0.8%     (9.6)%     46.2%     15.8%     17.1%     (1.0)%     19.2%    11.4%    12.8%     1.6%
------------------------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                    2.3%     (3.4)%    15.3 %     16.2%      4.8%     15.1%      6.0 %     19.6%     4.1%    (4.3%)    5.3%
====================================================================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURN PERCENT              10.2      18.8     24.9       30.9      11.0      10.3       9.9        5.5      8.7     17.1      8.4%
====================================================================================================================================



(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.


(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
Source: Lipper, Inc.

(5) SALOMON SMITH BARNEY BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)



                       [GRAPHICAL REPRESENTATION OF CHART]




-----------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL


      The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

      INSURANCE. Prudential has been engaged in the insurance business since 1875. It ensures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, Prudential has 25 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures more than 1.2 million homes.

      MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1988, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

      REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents with over 1,400 offices across the United States.(2)

      HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.(3)


      FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of the Prudential, has over $1 billion in assets and serves nearly
1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

      As of October 31, 1997, Prudential Investments Fund Management was the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

-----------------

(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.


(2)   As of December 31, 1996.


(3) On December 10, 1988, Prudential announced its intention to sell Prudential Health Care to Aetna Inc. for $1 billion.



                                     III-1

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

      EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

      HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (one of the largest funds of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(4) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

      Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

      Prudential Mutual Funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(5)

      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects(SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.





-----------------
(4) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

(5) As of December 31, 1998.

                                     III-2

                                     PART C

                                                          OTHER INFORMATION

ITEM 23. EXHIBITS

      a.    (1) Restated Articles of Incorporation.(2)
            (2) Articles Supplementary.(3)

            (3) Articles Supplementary. (5)

      b.    Amended By-Laws.(4)
      c.    Instruments Defining Rights of Shareholders.(1)
      d. (1) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc.(4)
            (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.(4)

            (3) Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited.*
            (4) First Amendment to Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited.*
            (5) Second Amendment to Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited.*
            (6) Third Amendment to Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited.*
      e. (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(5)
            (2) Form of Selected Dealer Agreement.(5)

      g. Custodian Contract between the Registrant and State Street Bank and Trust Company.(4)
      h. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(4)

     (j)    Consent of Independent Accountants.*
      m. (1) Amended and Restated Distribution and Service Plan for Class A shares.(5)
            (2) Amended and Restated Distribution and Service Plan for Class B shares.(5)
            (3) Amended and Restated Distribution and Service Plan for Class C shares.(5)

      n. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*

      o.    Amended Rule 18f-3 Plan.(5)

-----------------
            1. Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on March 2, 1994 (File No. 33-42093).

            2. Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on March 1, 1995 (File No. 33-42093).

            3. Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on August 15, 1996 (File No. 33-42093).

            4. Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on February 28, 1997 (File No. 33-42093).

            5. Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on January 15, 1999 (File No. 33-42093).

            *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 25. INDEMNIFICATION

      As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

      The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

      Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (a) Prudential Investments Fund Management LLC

      See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104). The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.


NAME AND ADDRESS       POSITION WITH PIFM                                    PRINCIPAL OCCUPATIONS
----------------       ------------------                                    ---------------------
Robert F. Gunia        Executive Vice President     Vice President, Prudential Investments; Executive Vice President and
                       and Treasurer                   Treasurer, PIFM; Senior Vice President of Prudential Securities

Neil A. McGuinness     Executive Vice President     Executive Vice President and Director of Marketing, Prudential Mutual
                                                       Funds & Annuities (PMF & A); Executive Vice President, PIFM

Robert J. Sullivan     Executive Vice President     Executive Vice President, PMF & A; Executive Vice President, PIFM


      (b) The Prudential Investment Corporation (PIC)

      See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS             POSITION WITH PIC                               PRINCIPAL OCCUPATIONS
----------------             -----------------                               ---------------------
John R. Strangfeld, Jr.     Chairman of the Board,        Senior Vice President, Prudential; Chief Executive Officer,
                            President and Chief              Prudential Global Asset Management; Chairman of the Board,
                            Executive Officer and            President, Chief Executive Officer and Director, PIC
                            Director

Mendel A. Melzer, CFA       Senior Vice President and     Chief Investment Officer, Prudential Investments
 Gateway Center Two         Director
 100 Mulberry Street
 Newark, NJ 07102

Bernard B. Winograd         Senior Vice President and     Chief Executive Officer, Prudential Real Estate Investors (PREI);
                            Director                         Senior Vice President and Director, PIC

      (c) PRICOA Asset Management Ltd. (PRICOA)

      See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


      The business and other connections of PRICOA's directors and officers are as set forth below. The address of each person is Cutlers Court, 115 Houndsditch, London EC3A 7BR, England.


NAME                   POSITION WITH PRICOA                                PRINCIPAL OCCUPATIONS
----                   --------------------                                ---------------------
Simon J. Wells         CEO and Director                  CEO and Director, Pricoa; Employee of PIC and Prudential-Bache
                                                            Securities (U.K.) Inc.

J. Gabriel Irwin       Chairman and Director             Chairman and Director, PRICOA; Employee of PIC and Prudential-Bache
                                                            Securities (U.K.) Inc.

Peter G. Spencer       Financial Compliance Officer      Financial Compliance Officer and Director, PRICOA
                       and Director

Stephen Auth           Director                          Director, PRICOA

Jean-Yves Chereau      Director                          Director, PRICOA

William N. Jones       Secretary                         Secretary, PRICOA

Paul Lowenstein        Director                          Director, PRICOA

ITEM 27. PRINCIPAL UNDERWRITERS

      (a) Prudential Investment Management Services LLC (PIMS)


      PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.

      (b) Information concerning the officers and directors of PIMS is set forth below. Except as otherwise indicated, the address of each person named is 751 Broad Street, Newark, NJ 07102.

                                POSITIONS AND                                                      POSITIONS AND
                                OFFICES WITH                                                       OFFICES WITH
NAME                            UNDERWRITER                                                        REGISTRANT
----                            -------------                                                      -------------
Mark R. Fetting                 Executive Vice President                                           None
 Gateway Center Three
 100 Mulberry Street
 Newark, NJ 07102

Mendel A. Melzer, CFA           Executive Vice President                                           Director
 Gateway Center Two
 100 Mulberry Street
 Newark, NJ 07102

Jean D. Hamilton                Executive Vice President                                           None

Ronald P. Joelson               Executive Vice President                                           None

John R. Strangfeld, Jr.         Executive Vice President                                           None

Brian Henderson                 Senior Vice President and Chief Operating Officer                  None
 Gateway Center Three
 100 Mulberry Street
 Newark, NJ 07102

William V. Healey               Senior Vice President, Secretary and Chief Legal Officer           None

Margaret M. Deverell            Vice President, Comptroller and Chief Financial Officer            None
 Gateway Center Three
 100 Mulberry Street
 Newark, NJ 07102

C. Edward Chaplin               Treasurer                                                          None

Kevin B. Frawley                Senior Vice President and Chief Compliance Officer                 None
 213 Washington St.
 Newark, NJ 07102

      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, PRICOA Asset Management Ltd, 115 Houndstitch, London EC3A 7BU, England, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f),
31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES

      Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKING

      Not Applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 12th day of March, 1999.

                                         PRUDENTIAL INTERMEDIATE GLOBAL INCOME
                                          FUND, INC.


                                         /s/  Mendel A. Metzer
                                         -----------------------------------
                                              MENDEL A. METZER, PRESIDENT


      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                    TITLE                            DATE
        ---------                    -----                            ----
/s/ Edward D. Beach             Director                          March 12, 1999
---------------------------
    EDWARD D. BEACH


/s/ Delayne D. Gold             Director                          March 12, 1999
---------------------------
    DELAYNE D. GOLD


/s/ Robert F. Gunia             Director                          March 12, 1999
---------------------------
    ROBERT F. GUNIA


/s/ Douglas H. McCorkindale     Director                          March 12, 1999
---------------------------
    DOUGLAS H. MCCORKINDALE


/s/ Mendel A. Melzer            Director and President            March 12, 1999
---------------------------
    MENDEL A. MELZER


/s/ Thomas T. Mooney            Director                          March 12, 1999
---------------------------
    THOMAS T. MOONEY


/s/ Stephen P. Munn             Director                          March 12, 1999
---------------------------
    STEPHEN P. MUNN


/s/ Richard A. Redeker          Director                          March 12, 1999
---------------------------
    RICHARD A. REDEKER


/s/ Robin B. Smith              Director                          March 12, 1999
---------------------------
    ROBIN B. SMITH


/s/ Louis A. Weil, III          Director                          March 12, 1999
---------------------------
    LOUIS A. WEIL, III


/s/ Clay T. Whitehead           Director                          March 12, 1999
---------------------------
    CLAY T. WHITEHEAD


/s/ Grace C. Torres             Treasurer and                     March 12, 1999
---------------------------     Principal Financial
    GRACE C. TORRES             and Accounting Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.                                                DESCRIPTION
-----------                                                -----------

      a.    (1) Restated Articles of Incorporation.(2)

            (2) Articles Supplementary.(3)


            (3) Articles Supplementary.(5)


      b.    Amended By-Laws.(4)

      c.    Instruments Defining Rights of Shareholders.(1)

      d. (1) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc.(4)

            (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.(4)


            (3) Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited.*

            (4) First Amendment to Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited.*

            (5) Second Amendment to Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited.*

            (6) Third Amendment to Sub-Investment Management Agreement between The Prudential Investment Corporation and PRICOA Asset Management Limited.*

      e. (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(5)

            (2) Form of Selected Dealer Agreement.(5)


      g. Custodian Contract between the Registrant and State Street Bank and Trust Company.(4)

      h. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(4)


      j.    Consent of Independent Accountants.*

      m. (1) Amended and Restated Distribution and Service Plan for Class A shares.(5)

            (2) Amended and Restated Distribution and Service Plan for Class B shares.(5)

            (3) Amended and Restated Distribution and Service Plan for Class C shares.(5)


      n. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*


      o.    Amended Rule 18f-3 Plan.(5)


            ---------------
            1. Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on March 2, 1994 (File No. 33-42093).

            2. Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on March 1, 1995 (File No. 33-42093).

            3. Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on August 15, 1996 (File No. 33-42093).

            4. Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on February 28, 1997 (File No. 33-42093).


            5. Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on January 15, 1999 (File No. 33-42093).


            *Filed herewith.